[graphic omitted]

REPUBLIC
NEW YORK TAX-FREE BOND FUND

REPUBLIC
EQUITY FUND

REPUBLIC
FIXED INCOME FUND

REPUBLIC
INTERNATIONAL EQUITY FUND

REPUBLIC
SMALL CAP EQUITY FUND

[logo]                                                             ANNUAL REPORT
REPUBLIC                                                        OCTOBER 31, 1998
FAMILY OF FUNDS
---------------

REPUBLIC FUNDS

ANNUAL REPORT - OCTOBER 31, 1998

TABLE OF CONTENTS
                                                                   PAGE
                                                                   ----
President's Message ...........................................      1
Commentary from the Investment Adviser ........................      2

REPUBLIC FUNDS
REPUBLIC NEW YORK TAX-FREE BOND FUND AND REPUBLIC EQUITY FUND
Schedules of Investments ......................................     14
Statements of Assets and Liabilities ..........................     26
Statements of Operations ......................................     28
Statements of Changes in Net Assets ...........................     29

REPUBLIC ADVISOR FUNDS TRUST
REPUBLIC FIXED INCOME FUND, REPUBLIC INTERNATIONAL EQUITY FUND AND REPUBLIC SMALL CAP EQUITY FUND
Statements of Assets and Liabilities ..........................     31
Statements of Operations ......................................     32
Statements of Changes in Net Assets ...........................     34
Notes to Financial Statements .................................     37
Financial Highlights ..........................................     49
Independent Auditors' Report ..................................     58

REPUBLIC FIXED INCOME PORTFOLIO, REPUBLIC INTERNATIONAL EQUITY PORTFOLIO, REPUBLIC SMALL CAP EQUITY PORTFOLIO
Schedules of Investments ......................................     59
Statements of Assets and Liabilities ..........................     85
Statements of Operations ......................................     86
Statements of Changes in Net Assets ...........................     87
Notes to Financial Statements .................................     90
Financial Highlights ..........................................     97
Independent Auditors' Report ..................................    100

PRESIDENT'S MESSAGE

                                                                 December 1998

DEAR SHAREHOLDER:

    We are very pleased to present you with the annual reports for certain funds of the Republic Funds and the Republic Advisor Funds Trust (collectively the "Funds") for the fiscal year ended October 31, 1998.

    In this report we have provided you with a commentary from the Funds' Investment Adviser, Republic National Bank of New York. We hope you find this commentary informative and as always we would be delighted to hear from you to answer any questions you might have or provide you with additional information.

    Financial statements, including portfolio holdings for the Funds for the fiscal year ended October 31, 1998 also follow. We look forward to servicing your financial needs and appreciate your continued support.

                              Respectfully submitted,

                          /s/ Walter B. Grimm

                              Walter B. Grimm
                              President

COMMENTARY FROM THE INVESTMENT ADVISER -
REPUBLIC NATIONAL BANK OF NEW YORK

U.S. ECONOMIC REVIEW
    Real GDP grew at a rate of 1.8% in the second quarter of 1998, somewhat lower than the expected range of 2-3%. The average forecast for the third quarter reflects a modest improvement of 2-2.5%. Estimates for the fourth quarter and into 1999 are in the range of 1.5-2.5%. Given the magnitude of the shocks experienced by the global financial markets during the past three months, these estimates demonstrate the resiliency of underlying consumption in the United States. While the stock market decline and it's dampening effect on wealth is beginning to lower consumer spending and confidence from their peak levels, the domestic economy continues to benefit from ongoing employment gains and growth in real wages. Lower interest rates are also a critical factor in a no-recession outlook. With the long term U.S. Treasury rates falling below 5% for the first time in 30 years, residential construction activity and demand for other consumer durables such as automobiles continues to expand along with mortgage refinancing applications. Deflationary conditions abroad have constrained the pricing power of U.S. corporations and caused commodity prices to fall further. These factors have allowed domestic inflationary expectations to decline and provided fundamental support for the Federal Reserve's decision to lower short-term interest rates by 25 basis points in late September and an additional easing of 25 basis points in mid October.

GLOBAL ECONOMIC REVIEW
    The spread of the Asian contagion beyond the collapse of Russia, has raised the risk that other developing economies, especially countries in Latin and South America, may experience recessionary economic conditions next year. With these factors impacting financial markets, the prospect of a global recession continues to be a risk. In a continuing effort to preempt this risk, we believe policy makers will be increasingly inclined to implement monetary easing strategies following the steps already taken in the United States and Japan.

    Despite the crisis in Asia and most developing markets, the European economies are still gaining in strength although forecasts for 1999 have been scaled back from previous projections. Like the United States, growth is expected to be driven by internal demand rather than strong exports. Consensus growth expectations remain in the 2-3% range for 1998 and 1999. The Bundesbank's historic influence on other European central banks is about to be supplanted by the new European Central Bank (ECB) in preparation for the inauguration of the European Monetary Union (EMU) at the end of 1998. The convergence of interest rates by EMU countries over the next three months could complicate financial market movements during this period. In the third quarter, central banks in Norway and Denmark, two non-EMU countries, were forced to raise interest rates to stabilize their currencies.

    The collapse of the Russian ruble and the Russian government's decision to default on it's bonds has generated shock waves in the global financial markets far out of proportion to the country's role in the world economy. Hedge funds have been particularly impacted by the heightened concern over credit quality attributable to the Russian default and the resulting demand for U.S. Treasury obligations.

    In Japan, banks have been forced to pay higher risk premiums on their liabilities. Although the new Japanese Prime Minister has managed to convince opposing political parties to pass some bank rescue legislation, market reaction suggests that more government support is needed.

MARKET ENVIRONMENT
    After a strong first half, U.S. equities received a wake up call prior to the fiscal year ended October 31, 1998. Triggered by Russia's financial meltdown and the threat of further deterioration in global economic conditions, the market experienced negative returns for the second half of the Funds' fiscal year, with small capitalization stocks bearing the brunt of the malaise. For the year ended October 31, 1998, U.S. large capitalization and small capitalization stocks posted mixed returns of 19.71% and -11.84% respectively, as measured by the Russell 1000 and 2000 indices. Major international equity markets in aggregate posted a moderate gain of 9.91% as measured by the Morgan Stanley Capital International EAFE Index.

    U.S. fixed income markets benefited from a flight to quality during the fiscal year and continued to post impressive gains. Long term U.S. Treasury rates hit record lows for the 30-year bond during the period. As a result, the Salomon Broad Index posted a 9.40% return for the fiscal year ended October 31, 1998.

                     REPUBLIC NEW YORK TAX-FREE BOND FUND

    The Republic New York Tax-Free Bond Fund (the "Fund") Class Y (Adviser Shares) returned 7.87%(1) for the fiscal year ended October 31, 1998, compared to 7.61% for the Lipper NY Municipal Bond Fund Index.(2) As of October 31, 1998, the Fund's duration (interest rate sensitivity) was 10.64(3) years while the 30-day SEC yield for Adviser Shares was 4.08%(1).

    Russia's default on it's short term debt and ruble devaluation in August initiated a flight to quality. This and other major global events pushed yields lower on benchmark U.S. Treasury bills, notes and bonds towards the end of the fiscal year. The municipal market lagged the treasury market during this period. Municipals are never perceived as a flight to quality vehicle by domestic or foreign investors and consequently did not fully participate in the move to lower yields and higher valuations. Demand has increased modestly as turmoil in the equity markets has caused investors to look for more conservative investments. Simultaneously, demand was negatively impacted by hedge fund difficulties. The hedge funds had been a major source of demand for long term maturity municipals in the first half of the year. The Fund has focused and continues to focus on the 15 year area of the yield curve. The bonds purchased have been for the most part non callable and of the highest quality. The strategy of the Fund will remain the same for the near term.

                   COMPARISON OF A $10,000 INVESTMENT IN THE
               REPUBLIC N.Y. TAX-FREE BOND FUND (ADVISER SHARES)
                 AND THE LIPPER N.Y. NUMICIPAL BOND FUND INDEX

--------------------------
     AVERAGE ANNUAL
      TOTAL RETURN
--------------------------
Fiscal Year      Inception
  to Date            to
 10/31/98        10/31/98
--------------------------
  7.87%           8.51%
--------------------------

                   Republic
                 N.Y. Tax-Free        Lipper N.Y.
                   Bond Fund        Municipal Bond
               (Class Y Shares)      Fund Index(2)
--------------------------------------------------
 7/01/96            10.00               10.00
10/31/96            10.50               10.53
 4/30/97            10.51               10.48
10/31/97            11.32               11.12
 4/30/98            11.58               11.39
10/31/98            12.21               11.97


(1)The total return set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. Without waivers of fees the annualized 30-day SEC yield figure, as of October 31, 1998, would have been 3.83%. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Lipper NY Municipal Bond Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
(3)Portfolio composition is subject to change.

                             REPUBLIC EQUITY FUND

    The Republic Equity Fund (the "Fund") Class Y (Adviser Shares) returned 20.16%(1) for the fiscal year ended October 31, 1998, compared to 13.88% for the Lipper Growth Fund Index(2) and 19.71% for the Russell 1000 Index.(3) (5)

    During the first six months of its fiscal year, the Fund benefited from the strong performance of large capitalization stocks. After attaining record levels in mid-July, concern over the Asian contagion and weakening global economies drove the U.S. equity market substantially down towards the end of August. Two 25 basis point cuts in the federal funds rate by the Fed, one in September and one in October, contributed to the rebound prior to the Fund's fiscal year end. Within the large capitalization segment, growth issues outpaced value issues for the year ended October 31, 1998.

    As of October 31, 1998, the Fund's portfolio held 126 securities. The top sector weightings were approximately 21.4% Consumer Products and Services, 21.3% Technology and Communications, 14.0% Banking & Finance and 7.5% Pharmaceuticals.(6)


                   COMPARISON OF A $10,000 INVESTMENT IN THE
                   REPUBLIC EQUITY FUND (ADVISER SHARES) AND
                             THE RUSSELL 1000 INDEX

--------------------------
     AVERAGE ANNUAL
      TOTAL RETURN
--------------------------
Fiscal Year      Inception
  to Date            to
 10/31/98        10/31/98
--------------------------
  20.16%          22.89%
--------------------------

                   Republic           Russell 1000           Russell
                 Equity Fund             Value                1000
               (Class Y Shares)         Index(4)             Index(5)
------------------------------------------------------------------------
 7/01/96            10.00                 10.00               10.00
10/31/96            10.47                 10.51               10.55
 4/30/97            11.70                 11.71               11.94
10/31/97            13.54                 14.24               13.85
 4/30/98            16.48                 17.20               16.89
10/31/98            16.27                 16.35               16.58


(1)The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Lipper Growth Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
(3)Following the change in investment policies of the Fund in January 1997, the Manager believes that it is more appropriate to benchmark the Fund against the Russell 1000 Index as opposed to the Russell 1000 Value Index.
(4)The Russell 1000 Value Index measures the performance of those Russell 1000 securities with lower price to book ratios and lower forecasted growth values.
(5)The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. This index represents the universe of large capitalization stocks from which most active money managers typically select.
(6)Portfolio composition is subject to change.

                          REPUBLIC FIXED INCOME FUND

    The Republic Fixed Income Fund (the "Fund") returned 6.26%(1) for the fiscal year ended October 31, 1998, compared to 7.43% for the Lipper A Rated Bond Fund Index(2) and 9.39% for the Salomon Broad Investment Grade Bond Index.(3) As of October 31, 1998, the Fund's annualized 30-day SEC yield was 6.20%.(1)

    The Fund modestly repositioned its duration, lengthening it to bring it in line with that of the benchmark. Most Treasury holdings are in inflation-indexed securities (TIPS) to take advantage of their attractive real yields. The Fund's yield-curve strategy remains neutral at this time. With real interest rates at relatively attractive levels in the U.S., it has been increasingly difficult to identify superior opportunities in non-dollar bonds within other major industrialized countries. Accordingly, the Fund eliminated the small position in German bond holdings.(4)

                    COMPARISON OF A $10,000 INVESTMENT IN THE
                       REPUBLIC FIXED INCOME FUND AND THE
                    SALOMON BROAD INVESTMENT GRADE BOND INDEX

--------------------------
     AVERAGE ANNUAL
      TOTAL RETURN
--------------------------
Fiscal Year      Inception
  to Date            to
 10/31/98        10/31/98
--------------------------
  6.26%           9.49%
--------------------------

                 Republic Fixed     Salomon Broad
                    Income         Investment Grade
                     Fund           Bond Index(3)
--------------------------------------------------
 1/09/95            10.00               10.00
 4/30/95            10.53               10.64
10/31/95            11.44               11.28
 4/30/96            11.54               11.58
10/31/96            12.18               12.21
 4/30/97            12.49               12.38
10/31/97            13.30               13.27
 4/30/98            13.75               13.75
10/31/98            14.13               14.51

(1)The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Lipper A Rated Bond Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
(3)Salomon Broad Investment Grade Bond Index is an unmanaged market capitalization weighted index which includes fixed rate treasury, government sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index.
(4)Portfolio composition is subject to change.

                      REPUBLIC INTERNATIONAL EQUITY FUND

    The Republic International Equity Fund (the "Fund") returned 3.49%(1) for the fiscal year ended October 31, 1998, compared to 4.64% for the Lipper International Equity Fund Index(2) and 9.95% for the MSCI EAFE Index.(3)

    European equity markets showed mixed results during the fiscal year. Despite the crisis in emerging markets, the European economies are still gaining in strength although forecasts for 1999 have been scaled back from previous projections. Growth is expected to be driven by internal demand rather than strong exports as in the past. The Japanese banking crisis and economic problems dragged onwards despite earlier hopes of progress under the new Prime Minister. Compared to its benchmark, the MSCI EAFE Index, the Fund remained most significantly underweighted in France, Germany and the United Kingdom, and overweighted in Sweden, Finland, Canada, and Australia.(4)

    As of October 31, 1998, the Republic International Equity Portfolio (the "Portfolio"), in which the Fund invests all of its investable assets, was broadly diversified with 141 equity holdings representing 28 countries. The Portfolio's weightings by geographical region were as follows: Europe 58.4%, Japan 19.2%, Pacific Ex- Japan 6.8%, and 15.6% in other regions. The largest five holdings of the Portfolio represent 11.9% of the Portfolio and are as follows: Mannesmann AG (Germany: machinery & engineering), Nokia (Finland: telecommunications), Telefonica (Spain: telecom services), Aschai (Japan: brewing), Zeneca Group Plc (United Kingdom: pharmaceutical, agri chemicals).(4)

                    COMPARISON OF A $10,000 INVESTMENT IN THE
                   REPUBLIC INTERNATIONAL EQUITY FUND AND THE
                  MORGAN STANLEY CAPITAL INVESTMENT EAFE INDEX

--------------------------
     AVERAGE ANNUAL
      TOTAL RETURN
--------------------------
Fiscal Year      Inception
  to Date            to
 10/31/98        10/31/98
--------------------------
  3.49%           10.84%
--------------------------

                   Republic              MSCI
                 International           EAFE
                  Equity Fund           Index(3)
--------------------------------------------------
 1/09/95            10.00               10.00
 4/30/95            10.21               10.79
10/31/95            10.83               10.80
 4/30/96            12.05               12.10
10/31/96            12.26               11.81
 4/30/97            13.62               11.99
10/31/97            14.30               12.37
 4/30/98            16.69               14.30
10/31/98            14.78               13.60

(1)The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Lipper International Equity Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
(3)MSCI EAFE Index is based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices.
(4)Portfolio composition is subject to change.

International investing involves increased risk and volatility.

                        REPUBLIC SMALL CAP EQUITY FUND

    The Republic Small Cap Equity Fund (the "Fund") returned -4.27%(1) for the fiscal year ended October 31, 1998, compared to a return of -13.62% for the Lipper Small Company Fund Index(2) and -11.84% for the Russell 2000 Index.(3)

    The first six months of the Fund's fiscal year saw small capitalization stocks continue to perform well before entering into a bear market for the remainder of the fiscal year. Small cap portfolios, as any other equity portfolios, generally were adversely influenced by a global sell-off brought about by the economic turmoil in Russia and Japan. The Fund's performance suffered compared to its benchmark due to overweightings in the Business Services, Technology, Health Care and Leisure sectors. However, strong stock selection in these sectors, and in general, was a positive to relative performance.

    While the recent sell-off in the equity markets has been sharp, one positive has been that valuations of small cap stocks have been reduced to historic lows, which provides attractive opportunities. The Fund's portfolio continues to be structured around solid small cap companies focused on secular growth dynamics not highly correlated to the economic cycle, which should result in a quicker earnings bounce than is likely with the larger capitalization stocks.

    As of October 31, 1998, the Small Cap Equity Portfolio, in which the Fund invests all of its investable assets, was broadly diversified in company securities. The top equity sector weightings were approximately 18.9% Computer Software & Services, 16.5% Business Services, 7.8% Medical, Health Technology & Services and 6.4% Retail Stores(4).

                    COMPARISON OF A $10,000 INVESTMENT IN THE
                       REPUBLIC SMALL CAP EQUITY FUND AND
                             THE RUSSELL 2000 INDEX

--------------------------
     AVERAGE ANNUAL
      TOTAL RETURN
--------------------------
Fiscal Year      Inception
  to Date            to
 10/31/98        10/31/98
--------------------------
 -4.27%           12.69%
--------------------------

                   Republic            Russell
                   Small Cap             2000
                 Equity Fund           Index(3)
--------------------------------------------------
 9/03/96            10.00               10.00
10/31/96            10.63               10.25
 4/30/97            10.50               10.41
10/31/97            13.52               13.25
 4/30/98            15.74               14.82
10/31/98            12.94               11.68


(1)The performance set forth reflects the waiver and reimbursement of a portion of the Fund's fees. Without waivers of fees, total return for the period would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
(2)Lipper Small Company Fund Index is an equally weighted index composed of the 30 largest mutual funds within this investment objective.
(3)Russell 2000 Index is a broad index of equity securities of small capitalization U.S. companies, with an average market capitalization of $728 million as of October 31, 1998.
(4)Portfolio composition is subject to change.


Small company funds typically carry additional risks since smaller companies generally have higher company specific risk, and historically, their stocks have experienced a greater degree of market volatility than larger-company stocks on average.

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

                                                                      RATINGS
PRINCIPAL                                                             MOODY'S/             VALUE
 AMOUNT        DESCRIPTION                              MATURITY       S&P(c)            (NOTE 2)
 ------        -----------                              --------       ------            --------
            NEW YORK MUNICIPAL
              OBLIGATIONS (92.6%) (a)
$  500,000  Brookhaven New York, General
              Obligation, FGIC Insured 5.50% ...         10/1/12      Aaa/AAA            $  542,280
   250,000  Erie County, New York, General
              Obligation, Series B, FGIC Insured
              5.375% ...........................         6/15/07      Aaa/AAA               270,803
   600,000  Essex County, New York Industrial
              Development Agency PCR 5.550%               1/1/14      A3/BBB-               644,628
   285,000  Metropolitan Transit Authority of
              New York, Transportation Facility
              Revenue - Series C-1, 5.750% .....          7/1/13     Baa1/BBB+              313,730
 1,000,000  Metropolitan Transit Authority of
              New York, Transportation Facility
              Revenue - Series C-1, FGIC Insured
              5.250% ...........................          7/1/17      Aaa/AAA             1,029,160
   610,000  Monroe County New York State General
              Obligation 6.00% .................          3/1/16      Aa2/AA                698,950
   100,000  Nassau County New York MBIA 5.400% .          5/1/11      Aaa/AAA               109,185
   575,000  Nassau County New York MBIA Hofstra
              University 5.250% ................          7/1/10      Aaa/AAA               621,109
 1,000,000  New York, New York, General
              Obligation, Series H 6.000% ......          8/1/14       A3/A-              1,093,330
 1,000,000  New York, New York, General
              Obligation, Series L 5.875% ......          8/1/15       A3/A-              1,078,520
 1,000,000  New York City Housing Development
              Corporation, Multi Family Mortgage
              Revenue, Refunding - Series A
              5.750% ...........................         11/1/18      Aa2/AA              1,056,520
   500,000  New York City Industrial Development
              Agency, Special Facilities,
              Revenue, Terminal One Group
              Project, AMT 6.100% ..............          1/1/09       A3/A                 537,500
 1,000,000  New York City Industrial Development
              Agency, Special Facilities,
              Revenue, Terminal One Group
              Project, AMT 6.000% ..............          1/1/15       A3/A               1,065,430
   750,000  New York City Municipal Water and
              Sewer, Finance Authority, Water
              and Sewer, Revenue, Refunding -
              Series A 5.750% ..................         6/15/16       A1/A                 807,443
 1,000,000  New York Local Government Assistance
              Corp. 6.000% .....................          4/1/16       A3/A+              1,099,290
   375,000  New York State Dormitory Authority,
              Revenue, 6.250% ..................         5/15/17      A3/AAA                419,063
 1,000,000  New York State Dormitory Authority,
              Revenue, City University, Series
              A, AMBAC Insured 5.625% ..........          7/1/16      Aaa/AAA             1,103,140
 1,000,000  New York State Dormitory Authority,
              Revenue, Court Facilities, Series
              A 5.625% .........................         5/15/13      A3/BBB              1,042,980
 1,000,000  New York State Dormitory Authority,
              Revenue, Department of Health
              5.750% ...........................          7/1/17     Baa1/BBB+            1,062,000
   225,000  New York State Dormitory Authority,
              Revenue, Mental Health Service
              Facility Series B 6.500% .........         8/15/11       A3/A                 265,613
   250,000  New York State Dormitory Authority
              University Hospital 5.500% MBIA            11/1/11      Aaa/AAA               273,245
 1,000,000  New York State Dormitory Authority,
              Revenues, Mental Health Services,
              Series B 5.500% ..................         8/15/17       A3/A-              1,044,270
 1,000,000  New York State Dormitory Authority,
              Revenue, Rochester Institute of
              Technology, MBIA Insured 5.300%             7/1/17      Aaa/AAA             1,036,820
   500,000  New York State Dormitory Authority,
              Revenue, State University,
              Educational Facilities, 5.750% ...         5/15/09       A3/A-                550,625
 1,000,000  New York State Dormitory Authority,
              Revenue, State Secured Hospital
              New York Downtown 5.200% .........         2/15/13     Baa1/BBB+            1,029,470
   200,000  New York State Dormitory Authority,
              Revenue, State, Memorial Sloan
              Kettering Hospital MBIA Insured
              5.250% ...........................          7/1/11      Aaa/AAA               214,452
 1,000,000  New York State Environmental
              Facilities Corporation 5.200% ....         6/15/18      Aaa/AAA             1,022,820
 1,000,000  New York State Environmental
              Facilities Corporation Pollution
              Control Revenue, Water Revolving
              Fund - Series C 5.850% ...........         1/15/15      Aaa/AAA             1,095,130
   585,000  New York State General Obligation
              AMBAC Insured 5.000% .............         7/15/16      Aaa/AAA               591,944
 1,000,000  New York State Housing Finance
              Agency, Service Contract
              Obligation, Revenue, Refunding,
              Series C 5.875% ..................         9/15/14     Baa1/BBB+            1,054,180
   385,000  New York State Medical Care
              Facilities, Revenue, Hospital &
              Nursing Home, FHA Insured 6.400% .         8/15/14      NR/AAA                422,976
 1,000,000  New York State Mortgage Agency
              Revenue AMT 5.600% ...............         10/1/14      Aa2/NR              1,047,100
 1,000,000  New York State Mortgage Agency
              Revenue AMT 5.375% ...............         10/1/17      Aa2/NR              1,022,520
 1,000,000  New York State Thruway Authority,
              Service Contract, Revenue, Local
              Highway and Bridge 5.875% ........          4/1/14     Baa1/BBB+            1,107,940
   500,000  New York State Urban Development
              Corporation, Revenue 5.750% ......          4/1/12     Baa1/BBB+              551,010
 1,000,000  New York State Urban Development
              Corporation, Revenue 5.750% ......          4/1/12     Baa1/BBB+            1,092,020
   500,000  Port Authority of New York & New
              Jersey, Special Obligation,
              Revenue, JFK International
              Terminal, MBIA Insured, AMT 5.750%         12/1/22      Aaa/AAA               531,815
   335,000  Suffolk County New York FGIC Insured
              5.250% ...........................          8/1/12      Aaa/AAA               358,577
   420,000  Suffolk County New York FGIC Insured
              5.250% ...........................          4/1/14      Aaa/AAA               447,262
   400,000  Triborough Bridge & Tunnel Authority
              5.500% ...........................          1/1/17      Aa1/A+                433,920
   200,000  Triborough Bridge & Tunnel Authority
              6.000% ...........................          1/1/12      Aa3/A+                230,304
                                                                                        -----------
            TOTAL NEW YORK MUNICIPAL OBLIGATIONS
              (COST $28,301,930) ................................................        30,019,074
                                                                                        -----------
            OTHER BONDS AND NOTES (6.7%) (a)
 1,000,000  Puerto Rico Highway & Naval
              Revenue, 5.500% ..................          7/1/08      Baa1/A              1,062,290
 1,000,000  Puerto Rico Electric Power Authority
              6.000% ...........................          7/1/14     Baa1/BBB+            1,098,510
                                                                                        -----------
            TOTAL OTHER BONDS AND NOTES
              (COST $2,026,711) .................................................         2,160,800
                                                                                        -----------
            SHORT-TERM INVESTMENTS (0.7%) (a)
    42,600  Provident New York Tax-Free Money
              Market Fund ......................              --        --                   42,600
   200,000  Nassau County IDA 3.700% ...........          3/1/28      NR/AA+                200,000
                                                                                        -----------
            TOTAL SHORT-TERM INVESTMENTS
              (COST $242,600) ...................................................           242,600
                                                                                        -----------
TOTAL INVESTMENTS (100.0%) (COST $30,571,241) (D) ...............................        32,422,474

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.0%) ...................................           (10,162)
                                                                                        -----------
NET ASSETS (100.0%) .............................................................       $32,412,312
                                                                                        ===========

(a)  Percentages indicated are based on net assets at October 31, 1998.
(b)  Approximately 19.89% of the municipal securities held by the Fund have credit enhancement features backing them, which the Fund relies on, such as letters of credit, insurance or guarantees. Without these credit enhancement features the securities may or may not meet the quality
     standards of the Fund.
(c)  The Moody's or Standard & Poor's rating indicated is believed to be the most recent ratings available at October 31, 1998 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1998. These ratings are unaudited.
(d)  For Federal income tax purposes, the cost of securities owned at October 31, 1998 was substantially the same as the cost of securities for financial statement purposes resulting in net unrealized appreciation of securities as follows:

        Gross unrealized appreciation ......................................  1,866,919
        Gross unrealized depreciation ......................................    (15,686)
                                                                             ----------
        Net unrealized appreciation ........................................  1,851,233
                                                                             ==========

AMBAC  -American Municipal Bond Assurance Corporation
AMT    -Interest on security is subject to Federal Alternative Minimum Tax
FGIC   -Federal Guaranty Insurance Corporation
FHA    -Federal Housing Administration
IDA    -Industrial Development Agency
MBIA   -Municipal Bond Insurance Association
PCR    -Pollution Control Revenue

                      See notes to financial statements

REPUBLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998
                                                                   VALUE
DESCRIPTION                                           SHARES      (NOTE 2)
-----------                                           ------      --------
COMMON STOCK (93.7%) (b)
AEROSPACE & AIRCRAFT (4.8%)
Lockheed Martin Corp. ..........................       51,600  $  5,746,950
Raytheon Co. Class B ...........................       50,600     2,937,963
United Technologies Corp. ......................       28,000     2,667,000
                                                               ------------
                                                                 11,351,913
                                                               ------------
BANKING & FINANCE (9.3%)
Associates First Capital Corp. .................       27,800     1,959,900
BankBoston Corp. ...............................        2,500        92,031
BankAmerica Corp. ..............................       47,000     2,699,562
Chase Manhattan Corp. ..........................       43,600     2,477,025
Citigroup ......................................      113,000     5,318,063
First American Corp. ...........................        8,100       334,125
First Security Corp. ...........................       15,200       310,650
Fleet Financial Group Inc. .....................       37,800     1,509,638
Greenpoint Financial Corp. .....................        9,500       311,719
Hibernia Corp. .................................       17,100       285,356
Household Intl Inc. ............................       23,000       840,938
MBNA Corp. .....................................      127,850     2,916,578
Regions Financial Corp. ........................        7,900       292,300
U.S. Bancorp. ..................................       31,062     1,133,763
Wells Fargo & Co. ..............................        3,900     1,443,000
                                                               ------------
                                                                 21,924,648
                                                               ------------
CHEMICALS (1.1%)
Eastman Chemical Co. ...........................       17,000       998,750
Geon Co. .......................................        8,500       184,344
Great Lakes Chemical Corp. .....................        9,900       412,088
Praxair Inc. ...................................       21,000       845,250
Witco Corp. ....................................        8,300       156,144
                                                               ------------
                                                                  2,596,576
                                                               ------------
COMMUNICATIONS (1.7%)
CommScope, Inc. (a) ............................       21,666       301,970
Comverse Technology, Inc. (a) ..................       14,075       647,450
Lucent Technologies ............................       28,700     2,301,381
Nextel Communications, Inc. (a) ................       43,100       781,188
                                                               ------------
                                                                  4,031,989
                                                               ------------
CONSTRUCTION & HOUSING (2.3%)
Champion Enterprises, Inc. (a) .................        1,300        25,838
Comerica, Inc. .................................       12,700       819,150
Johnson Controls ...............................       14,600       821,250
Lafarge Corp. ..................................        8,900       299,819
Martin Marietta Materials ......................        9,000       441,563
Masco Corp. ....................................       71,900     2,026,681
Southdown, Inc. ................................       13,744       748,189
USG Corporation ................................        7,100       338,581
                                                               ------------
                                                                  5,521,071
                                                               ------------
CONSUMER MANUFACTURING (4.0%)
American Standard Companies (a) ................       20,800       664,300
General Electric Co. ...........................       58,500     5,118,750
Harley-Davidson, Inc. ..........................       82,000     3,177,500
Lear Corp. (a) .................................       13,400       430,475
                                                               ------------
                                                                  9,391,025
                                                               ------------
CONSUMER PRODUCTS (9.8%)
Bestfoods ......................................       22,100     1,204,450
Campbell Soup Co. ..............................       22,300     1,188,869
Coca-Cola Co. ..................................       42,200     2,853,775
Colgate-Palmolive Co. ..........................       37,400     3,305,225
Dial Corp. .....................................       15,900       438,244
Kimberly-Clark Corp. ...........................       57,700     2,784,025
Nabisco Holdings Corp. .........................       18,600       702,150
Philip Morris Companies, Inc. ..................      142,200     7,269,975
Procter & Gamble Co. ...........................       13,800     1,226,475
Tyson Foods, Inc. ..............................       57,350     1,319,050
York International Corp. .......................       19,200       722,400
                                                               ------------
                                                                 23,014,638
                                                               ------------
CONSUMER SERVICES (7.5%)
Circuit City Stores ............................       32,000     1,158,000
Consolidated Stores Corp. ......................       21,000       345,188
Dayton Hudson Corp. ............................       40,200     1,703,475
Electronic Data Systems Corp. ..................       15,600       634,725
Food Lion, Inc. ................................       70,200       772,200
Home Depot, Inc. ...............................       84,500     3,675,750
Kohl's .........................................       45,900     2,194,594
Kroger Co. .....................................       25,700     1,426,350
Sears, Roebuck and Co. .........................       37,500     1,685,156
Viad Corp. .....................................       30,300       831,356
Wal-Mart Stores Inc. ...........................       45,700     3,153,300
                                                               ------------
                                                                 17,580,094
                                                               ------------
COSMETICS & TOILETRIES (1.2%)
Avon Products Inc. .............................       70,600     2,801,938
                                                               ------------
ELECTRIC SERVICES (3.3%)
CMS Energy Corp. ...............................       39,800     1,753,688
Enron Corp. ....................................       14,800       780,700
Entergy Corp. ..................................      101,900     2,929,625
PECO Energy Co. ................................       57,700     2,232,269
                                                               ------------
                                                                  7,696,282
                                                               ------------
FARM PRODUCTS (0.4%)
IMC Global Inc. ................................       32,600       847,600
                                                               ------------
FOREST PRODUCTS (0.8%)
Champion International Corp. ...................        9,200       293,825
Fort James Corp. ...............................       40,200     1,620,563
                                                               ------------
                                                                  1,914,388
                                                               ------------
HEALTH CARE (6.9%)
Baxter International, Inc. .....................       50,300     3,014,856
Beckman Coulter, Inc. ..........................       13,300       625,100
Bristol-Myers Squibb Co. .......................       45,600     5,041,650
Covance, Inc. (a) ..............................       15,500       432,063
HCR Manor Care Inc. ............................       29,700       965,250
Medtronic, Inc. ................................       32,000     2,080,000
Pfizer Inc. ....................................       25,900     2,779,394
St. Jude Medical Inc. ..........................       23,400       661,050
Vencor, Inc. (a) ...............................       32,600       150,775
Ventas Inc. ....................................       32,600       372,863
                                                               ------------
                                                                 16,123,001
                                                               ------------
INDUSTRIAL MACHINERY & RELATED SERVICES (0.4%)
Harnischfeger Industries, Inc. .................       21,500       202,906
Pentair, Inc. ..................................       16,300       613,288
Timken Co. .....................................        5,400        96,188
                                                               ------------
                                                                    912,382
                                                               ------------
INSURANCE (4.7%)
Aetna Inc. .....................................       20,400     1,522,350
American International Group ...................       28,000     2,387,000
AON Corp. ......................................       54,050     3,351,100
CIGNA Corp. ....................................       37,400     2,727,863
Travelers, Property Casualty Corp. .............       32,600     1,000,413
                                                               ------------
                                                                 10,988,726
                                                               ------------

METALS (0.0%)
Birmingham Steel Corp. .........................        8,800        45,650
                                                               ------------
MULTI INDUSTRY COMPANIES (2.0%)
National Service Industries ....................        9,300       333,638
TRW Inc. .......................................        2,200       125,263
Tyco International Ltd. ........................       69,900     4,329,431
                                                               ------------
                                                                  4,788,332
                                                               ------------
OIL & GAS (2.0%)
Halliburton Co. ................................       74,000     2,659,375
Lyondell Petrochemical .........................       29,700       501,188
Ultramar Diamond Shamrock Corp. ................       33,400       899,713
Unocal Corp. ...................................       21,600       733,050
                                                               ------------
                                                                  4,793,326
                                                               ------------
PACKAGING & CONTAINERS (0.5%)
Corning, Inc. ..................................       26,400       958,650
Crown Cork & Seal, Inc. ........................        7,000       223,125
                                                               ------------
                                                                  1,181,775
                                                               ------------
PHARMACEUTICALS (6.5%)
Allergan, Inc. .................................       19,200     1,198,800
Alza Corp. (a) .................................       30,800     1,474,550
American Home Products Corp. ...................       28,900     1,408,875
Biogen, Inc. (a) ...............................        7,100       493,450
Genzyme Corp. (a) ..............................       12,400       521,575
Merck & Co., Inc. ..............................       20,400     2,759,100
Schering-Plough Corp. ..........................       71,100     7,314,400
                                                               ------------
                                                                 15,170,750
                                                               ------------
REFUSE SYSTEMS (0.9%)
Waste Management Inc. ..........................       46,000     2,075,750
                                                               ------------
TECHNOLOGY (15.4%)
Altera Corp. (a) ...............................       38,300     1,594,238
Automatic Data Processing, Inc. ................       35,800     2,785,688
Cisco Systems, Inc. (a) ........................       92,050     5,799,150
Compaq Computer Corp. ..........................       91,000     2,877,875
Dell Computer Corp. (a) ........................       86,200     5,646,100
EMC Corp. (a) ..................................       27,400     1,763,875
First Data Corp. ...............................       54,200     1,436,300
General Semiconductor, Inc. (a) ................       15,725       124,817
Informix Corp. (a) .............................       14,800        75,388
Intel Corp. ....................................       17,100     1,525,106
Microsoft Corp. (a) ............................       22,300     2,361,013
Solectron Corp. (a) ............................       68,700     3,933,075
Xerox Corp. ....................................       63,600     6,161,250
                                                               ------------
                                                                 36,083,875
                                                               ------------
TELECOMMUNICATION AND BROADCASTING (4.2%)
General Instrument Corp. (a) ...................       70,300     1,805,831
HBO & Company ..................................       64,900     1,703,625
Liberty Media Group ............................       69,500     2,645,344
MCI Worldcom Inc. ..............................       68,500     3,784,625
                                                               ------------
                                                                  9,939,425
                                                               ------------
TIRE & RUBBER (0.6%)
Goodyear Tire & Rubber Co. .....................       25,300     1,363,038
                                                               ------------
TRANSPORTATION (3.4%)
Burlington Northern Santa Fe ...................      154,200     4,760,925
FDX Corp. ......................................       20,200     1,061,763
Norfolk Southern Corp. .........................       66,900     2,203,519
                                                               ------------
                                                                  8,026,207
                                                               ------------
TOTAL COMMON STOCK (Cost $191,969,985) ......................   220,164,399
                                                               ------------
SHORT TERM INVESTMENTS (2.2%) (b)
Dreyfus Cash Management Fund - Money Market Fund
  (Cost $5,319,570) ............................    5,319,570     5,319,570
                                                               ------------
TOTAL INVESTMENTS (95.9%)
  (Cost $197,289,555) (c) ...................................   225,483,969
OTHER ASSETS IN EXCESS OF LIABILITIES (4.1)% ................     9,529,730
                                                               ------------
TOTAL NET ASSETS (100.0%) ...................................  $235,013,699
                                                               ============

(a) Represents non-income producing securities.
(b) Percentages indicated are based on net assets
(c)

    For Federal income tax purposes, the cost of securities owned at October 31, 1998 was $198,038,301 resulting in net unrealized appreciation of securities as follows:

        Gross unrealized appreciation .....................  33,554,569
        Gross unrealized depreciation ....................   (6,108,901)
                                                            -----------
        Net unrealized apppreciation ......................  27,445,668
                                                            ===========

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS (D)

                                                                                            UNREALIZED
                                        NUMBER OF       EXPIRATION         CONTRACT        APPRECIATION
  CONTRACTS                             CONTRACTS          DATE             VALUE          OF CONTRACTS
  ---------                             ---------          ----             -----          ------------

S&P Future Dec. 98 - Long                   39           12/18/98        $10,775,700         $304,802
                                                                                             ========

(d) All of the open financial futures contracts are collateralized by cash and cash equivalents.

                      See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

                                                                 NEW YORK
                                                                 TAX-FREE            EQUITY
                                                                 BOND FUND            FUND
                                                                -----------       ------------
ASSETS:
  Investments in securities, at value (cost $30,571,241
    and $197,289,555 respectively) .......................      $32,422,474       $225,483,969
  Cash ...................................................               61            704,747
  Receivable for investments sold ........................               --          9,934,369
  Receivable for fund shares sold ........................          234,905             19,680
  Interest receivable ....................................          459,369             33,250
  Dividends receivable ...................................               --            140,919
  Variation margin receivable on open futures contracts ..               --             84,825
  Deferred organization expenses .........................            7,071              7,201
                                                                -----------       ------------
Total Assets .............................................       33,123,880        236,408,960
                                                                -----------       ------------

LIABILITIES:
  Investment manager fees payable ........................               --            267,035
  Advisory fees payable ..................................               --            144,781
  Payable for fund shares redeemed .......................          542,184            244,598
  Payable for investments purchased ......................               --            557,841
  Dividends payable ......................................           59,866                 --
  Accrued liabilities ....................................          109,518            181,006
                                                                -----------       ------------
Total Liabilities ........................................          711,568          1,395,261
                                                                -----------       ------------
NET ASSETS ...............................................      $32,412,312       $235,013,699
                                                                ===========       ============

                               -- continued --

COMPOSITION OF NET ASSETS:
  Paid-in capital ........................................      $30,516,300       $202,089,980
  Undistributed net investment (loss)/income .............           (1,200)            24,247
  Accumulated net realized gains on investment
    transactions .........................................           45,979          4,400,256
  Net unrealized appreciation on investments .............        1,851,233         28,499,216
                                                                -----------       ------------
NET ASSETS, OCTOBER 31, 1998 .............................      $32,412,312       $235,013,699
                                                                ===========       ============
NET ASSETS
  Class A (Investor) Shares ..............................      $23,153,535      $  23,558,732
  Class B Shares .........................................          618,222            956,474
  Class Y (Adviser) Shares ...............................        8,640,555        210,498,493
                                                                -----------       ------------
Total Net Assets .........................................      $32,412,312       $235,013,699
                                                                ===========       ============
SHARES OUTSTANDING (par value $0.001,
  unlimited number of shares authorized)
  Class A (Investor) Shares ..............................        2,118,346          1,389,974
  Class B Shares .........................................           56,607             56,526
  Class Y (Adviser) Shares ...............................          790,691         12,415,622
                                                                -----------       ------------
Total Shares Outstanding .................................        2,965,644         13,862,122
                                                                ===========       ============
CLASS A SHARES (INVESTOR SHARES)
Net asset value and redemption price per share ...........           $10.93             $16.95
                                                                ===========       ============

Maximum offering price per share (Net asset value plus a
  sales charge of 2.75% and 3.50% of each Fund's offering
  price respectively) ....................................           $11.24             $17.56
                                                                ===========       ============
CLASS B SHARES
Net asset value and offering price per share .............           $10.92             $16.92
                                                                ===========       ============
CLASS Y SHARES (ADVISER SHARES)
Net asset value, offering price and redemption price per
  share ..................................................           $10.93             $16.95
                                                                ===========       ============

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                 NEW YORK
                                                                  TAX-FREE           EQUITY
                                                                 BOND FUND             FUND
                                                                 ----------         ----------
INVESTMENT INCOME:
  Interest income .........................................      $1,588,229         $  342,914
  Dividend income .........................................              --          2,182,925
                                                                 ----------         ----------
                                                                  1,588,229          2,525,839
                                                                 ----------         ----------
EXPENSES:
  Advisory fees and investment management fees ............          75,805            902,442
  Administration fees .....................................          30,139            189,432
  Shareholder service fees (Class A and Class B shares) ...          47,059             46,755
  Distribution fees (Class B shares) ......................           1,289              2,650
  Fund accounting fees ....................................          44,772             65,208
  Custodian fees and expenses .............................          15,230             98,162
  Audit fees ..............................................          18,928             18,928
  Transfer agent fees......................................          44,772             44,772
  Reports to shareholders .................................          15,288             62,876
  Legal fees ..............................................           6,916             17,836
  Other expenses ..........................................          40,042             79,700
                                                                 ----------         ----------
  Total expenses ..........................................         340,240          1,528,761
  Less: Voluntary fee reductions and reimbursement
    of expenses ...........................................         (72,116)                --
                                                                 ----------         ----------
  Total net expenses ......................................         268,124          1,528,761
                                                                 ----------         ----------
Net Investment Income .....................................       1,320,105            997,078
                                                                 ----------         ----------
 REALIZED/UNREALIZED GAINS ON INVESTMENTS:
  Net realized gains on investment transactions ...........          45,989          4,469,866
  Net change in unrealized appreciation on investments ....         898,647         21,654,911
                                                                 ----------         ----------
  Net realized/unrealized gains on investments ............         944,636         26,124,777
                                                                 ----------         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......      $2,264,741        $27,121,855
                                                                 ==========        ===========

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR ENDED
                                                                           OCTOBER 31,
                                                                -------------------------------
                                                                    1998               1997
                                                                ------------       ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................        $ 1,320,105        $ 1,009,588
    Net realized gains on investment transactions .......             45,989            115,458
    Net change in unrealized appreciation on investments             898,647            746,912
                                                                 -----------        -----------
  Net increase in net assets resulting from operations ..          2,264,741          1,871,958
                                                                 -----------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
      Class A (Investor) Shares .........................           (921,138)          (623,143)
      Class B Shares (a) ................................             (6,690)                --
      Class Y (Adviser) Shares ..........................           (393,477)          (386,445)
    Net realized gains:
      Class A (Investor) Shares .........................            (81,787)           (14,151)
      Class B shares (a) ................................                 --                 --
      Class Y (Adviser) Shares ..........................            (33,681)           (12,589)
                                                                 -----------        -----------
  Decrease in net assets from shareholder distributions .         (1,436,773)        (1,036,328)
                                                                 -----------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares .......................         10,904,138         18,908,256
    Dividends reinvested ................................          1,119,898            681,105
    Cost of shares redeemed .............................        (10,134,679)        (5,315,439)
                                                                 -----------        -----------
  Net increase in net assets from capital share
    transactions                                                   1,889,357        14,273,922
                                                                 -----------        -----------
  NET INCREASE IN NET ASSETS ............................          2,717,325        15,109,552
  NET ASSETS:
    Beginning of year ...................................         29,694,987         14,585,435
                                                                 -----------        -----------
    End of year (including undistributed net investment
      loss of $1,200 and $0, respectively) ..............        $32,412,312        $29,694,987
                                                                 ===========        ===========
(a) The Fund commenced offering Class B shares on January 6, 1998.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    FOR THE YEAR ENDED
                                                                        OCTOBER 31,
                                                                 ------------------------------
                                                                    1998               1997
                                                                 -----------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $    997,078        $   392,490
    Net realized gains on investment transactions .......          4,469,866          8,543,383
    Net change in unrealized appreciation on investments          21,654,911          3,163,098
                                                                ------------        -----------
  Net increase in net assets resulting from operations ..         27,121,855         12,098,971
                                                                ------------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A (Investor) Shares ...........................            (57,050)           (44,001)
    Class B Shares (a) ..................................               (289)                --
    Class Y (Adviser) Shares ............................           (918,974)          (418,175)
  Net realized gains:
    Class A (Investor) Shares ...........................           (745,988)           (80,739)
    Class B Shares (a) ..................................                 --                 --
    Class Y (Adviser) Shares ............................         (7,858,305)          (609,926)
                                                                ------------        -----------
  Decrease in net assets from shareholder distributions .         (9,580,606)        (1,152,841)
                                                                ------------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares .......................        206,983,626         31,671,641
    Dividends reinvested ................................          9,269,032            732,663
    Cost of shares redeemed .............................        (74,203,507)        (5,000,592)
                                                                ------------        -----------
  Net increase in net assets from capital share
    transactions ........................................        142,049,151         27,403,712
                                                                ------------        -----------
  NET INCREASE IN NET ASSETS ............................        159,590,400         38,349,842
  NET ASSETS:
    Beginning of year ...................................         75,423,299         37,073,457
                                                                ------------        -----------
    End of year (including undistributed net investment
      income of $24,247 and $3,482, respectively) .......       $235,013,699        $75,423,299
                                                                ============        ===========
(a) The Fund commenced offering Class B shares on January 6, 1998.

                      See notes to financial statements.

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

                                                      FIXED          INTERNATIONAL        SMALL CAP
                                                      INCOME            EQUITY             EQUITY
                                                       FUND              FUND               FUND
                                                 ---------------   ----------------   ----------------
ASSETS:
  Investment in Republic Fixed Income
    Portfolio, Republic International Equity
    Portfolio and Republic Small Cap Equity
    Portfolio, respectively, at value .........      $98,021,659       $120,189,814       $112,975,384
  Unamortized organization expenses ...........            3,941                 --             10,397
  Tax reclaim receivable ......................               --            115,545                 --
                                                     -----------       ------------       ------------
Total Assets ..................................       98,025,600        120,305,359        112,985,781
                                                     -----------       ------------       ------------

LIABILITIES:
  Dividends payable ...........................          260,951                 --                 --
  Accrued Liabilities .........................           36,805             55,333             51,097
                                                     -----------       ------------       ------------
Total Liabilities .............................          297,756             55,333             51,097
                                                     -----------       ------------       ------------
NET ASSETS ....................................      $97,727,844       $120,250,026       $112,934,684
                                                     ===========       ============       ============

COMPOSITION OF NET ASSETS:
  Paid-in capital .............................      $96,304,707       $102,269,701       $102,909,712
  Undistributed net investment income/(loss) ..         (222,881)         1,659,104                 --
  Accumulated net realized gains on investment
    and foreign currency transactions .........        2,666,584          4,131,693         13,796,513
  Net unrealized appreciation/(depreciation) on
    investments and foreign currency
    transactions ..............................       (1,020,566)        12,189,528         (3,771,541)
                                                     -----------       ------------       ------------
NET ASSETS, OCTOBER 31, 1998 ..................      $97,727,844       $120,250,026       $112,934,684
                                                     ===========       ============       ============
Shares Outstanding (par value $0.001, unlimited
  number of shares authorized) ................        9,040,133          9,082,868          9,840,333
                                                     ===========       ============       ============
NET ASSET VALUE PER SHARE, OFFERING PRICE
  AND REDEMPTION PRICE PER SHARE  .............           $10.81             $13.24             $11.48
                                                          ======             ======             ======

                      See notes to financial statements.

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                       FIXED         INTERNATIONAL        SMALL CAP
                                                      INCOME            EQUITY             EQUITY
                                                       FUND              FUND               FUND
                                                  --------------   ----------------   ----------------
INVESTMENT INCOME:
Investment Income from Republic Fixed Income
  Portfolio, Republic International Equity
  Portfolio and Republic Small Cap Equity
  Portfolio, respectively:
  Interest income ..............................    $  5,388,987       $    421,738      $     421,992
  Dividend income (net of foreign withholding
    tax of $0, $343,428 and $534, respectively)           63,193          2,180,903            177,459
                                                    ------------       ------------      -------------
                                                       5,452,180          2,602,641            599,451
  Allocated net expenses from respective
    Portfolio                                           (510,099)        (1,354,556)        (1,350,440)
                                                    ------------       ------------      -------------
  Net Investment Income (Loss) from Republic
  Fixed Income Portfolio, Republic International
  Equity Portfolio and Republic Small Cap Equity
  Portfolio, respectively ......................       4,942,081          1,248,085           (750,989)
                                                    ------------       ------------      -------------

EXPENSES:
  Administration fees ..........................          40,700             69,241             65,499
  Reports to shareholders ......................           6,916             14,560             14,591
  Registration fees ............................          18,564             17,472             16,380
  Audit fees ...................................           9,100              9,100              9,100
  Amortization of organization expenses ........           4,733              1,722              3,196
  Transfer agent fees ..........................          24,752             24,752             24,752
  Fund accounting fees .........................           9,100              9,100              9,100
  Legal fees ...................................          14,196             29,848             28,028
  Other expenses ...............................           4,664             10,305              8,452
                                                    ------------       ------------      -------------
      Total expenses ...........................         132,725            186,100            179,098
      Less: Reimbursement of expenses ..........              --                 --            (28,386)
                                                    ------------       ------------      -------------
      Total net expenses .......................         132,725            186,100            150,712
                                                    ------------       ------------      -------------
Net Investment Income (Loss) ...................       4,809,356          1,061,985           (901,701)
                                                    ------------       ------------      -------------

                      See notes to financial statements.

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                       FIXED         INTERNATIONAL        SMALL CAP
                                                      INCOME            EQUITY             EQUITY
                                                       FUND              FUND               FUND
                                                  --------------   ----------------   ----------------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS FROM REPUBLIC FIXED INCOME
  PORTFOLIO, REPUBLIC INTERNATIONAL EQUITY
  PORTFOLIO AND REPUBLIC SMALL CAP EQUITY
  PORTFOLIO, RESPECTIVELY:
  Net realized gains on:
    Investment transactions ....................    $  2,590,019       $  4,326,808      $  15,278,515
    Foreign currency transactions ..............          25,461          1,210,196                 --
  Net change in unrealized appreciation
    (depreciation) on:
    Investments ................................      (2,521,309)        (1,888,970)       (21,199,973)
    Foreign currency transactions ..............         (61,441)        (1,106,057)                --
                                                    ------------       ------------      -------------
  Net realized/unrealized gains (losses) on
    investments from Republic Fixed Income
    Portfolio, Republic International Equity
    Portfolio and Republic Small Cap Equity
    Portfolio, respectively: ...................          32,730          2,541,977         (5,921,458)
                                                    ------------       ------------      -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ..................    $  4,842,086       $  3,603,962      $  (6,823,159)
                                                    ============       ============      =============

                      See notes to financial statements.

REPUBLIC FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------
                                                                    1998               1997
                                                                 -----------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................        $ 4,809,356        $ 3,503,280
    Net realized gains on investment and foreign currency
      transactions from Republic Fixed Income Portfolio .          2,615,480            957,420
    Net change in unrealized appreciation or depreciation
      on investments and foreign currency transactions
      from Republic Fixed Income Portfolio ..............         (2,582,750)           928,830
                                                                 -----------        -----------
  Net increase in net assets resulting from operations ..          4,842,086          5,389,530
                                                                 -----------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...............................         (4,809,356)        (3,739,062)
    Net realized gains from investment transactions .....           (908,474)           (54,690)
                                                                 -----------        -----------
  Decrease in net assets from shareholder distributions .         (5,717,830)        (3,793,752)
                                                                 -----------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares ........................         37,611,957         28,743,298
    Dividends reinvested ................................          4,992,502          3,133,766
    Cost of shares redeemed .............................        (15,687,041)        (4,210,585)
                                                                 -----------        -----------
  Net increase in net assets from capital share
    transactions                                                  26,917,418         27,666,479
                                                                 -----------        -----------
  NET INCREASE IN NET ASSETS ............................         26,041,674         29,262,257
  NET ASSETS:
    Beginning of year ...................................         71,686,170         42,423,913
                                                                 -----------        -----------

    End of year (including undistributed net investment
      loss of $222,881 and $5,575, respectively) ........        $97,727,844        $71,686,170
                                                                  ----------         ----------
                                                                  ----------         ----------
  ANALYSIS OF FUND SHARE TRANSACTIONS:
    Shares outstanding at beginning of year .............          6,561,974          3,976,847
    Shares sold .........................................          3,464,663          2,685,217
    Shares issued in connection with reinvestment
      of dividends and distributions ....................            460,141            292,064
    Shares redeemed .....................................         (1,446,645)          (392,154)
                                                                 -----------        -----------
    Shares outstanding at end of year ...................          9,040,133          6,561,974
                                                                 ===========        ===========


                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------
                                                                    1998               1997
                                                                 -----------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ................................      $  1,061,985       $  1,142,763
    Net realized gains on investment and foreign currency
      transactions from Republic International Equity
      Portfolio ..........................................         5,537,004          7,621,294
    Net change in unrealized appreciation or depreciation
      on investments and foreign currency transactions
      from Republic International Equity Portfolio .......        (2,995,027)         8,098,900
                                                                ------------       ------------
  Net increase in net assets resulting from operations ...         3,603,962         16,862,957
                                                                ------------       ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ................................        (2,744,205)          (935,863)
    Net realized gains from investment transactions ......        (6,456,538)        (1,289,883)
                                                                ------------       ------------
  Decrease in net assets from shareholder distributions ..        (9,200,743)        (2,225,746)
                                                                ------------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares .........................        25,913,928         41,976,406
    Dividends reinvested .................................         8,860,792          2,161,250
    Cost of shares redeemed ..............................       (41,851,462)       (22,828,487)
                                                                ------------       ------------

  Net (decrease) increase in net assets from capital share
    transactions .........................................        (7,076,742)        21,309,169
                                                                ------------       ------------
  NET (DECREASE) INCREASE IN NET ASSETS ..................       (12,673,523)        35,946,380
  NET ASSETS:
    Beginning of year ....................................       132,923,549         96,977,169
                                                                ------------       ------------

    End of year (including undistributed net investment
      income of $1,659,104 and $1,905,982,
      respectively) ......................................      $120,250,026       $132,923,549
                                                                ============       ============
  ANALYSIS OF FUND SHARE TRANSACTIONS:
    Shares outstanding at beginning of year ..............         9,659,005          8,046,448
    Shares sold ..........................................         1,824,803          3,083,737
    Shares issued in connection with reinvestment
      of dividends and distributions .....................           697,029            174,518
    Shares redeemed ......................................        (3,097,969)        (1,645,698)
                                                                ------------       ------------
    Shares outstanding at end of year ....................         9,082,868          9,659,005
                                                                ============       ============

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR ENDED OCTOBER 31,
                                                                 ------------------------------
                                                                    1998               1997
                                                                 -----------        -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss ...............................      $   (901,701)         $   (570,314)
    Net realized gains on investment transactions from
      Republic Small Cap Equity Portfolio .............        15,278,515            13,603,766
    Net change in unrealized appreciation or
      depreciation on investments and foreign currency
      transactions from Republic Small Cap Equity
      Portfolio .......................................       (21,199,973)           15,282,655
                                                             ------------          ------------
  Net (decrease) increase in net assets resulting from
    operations ........................................        (6,823,159)           28,316,107
                                                             ------------          ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains from investment transactions ...       (13,273,574)             (563,867)
                                                             ------------          ------------
  Decrease in net assets from shareholder
    distributions .....................................       (13,273,574)             (563,867)
                                                             ------------          ------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sale of shares ......................        23,241,392            32,346,683
    Dividends reinvested ..............................        13,274,173               563,867
    Cost of shares redeemed ...........................       (41,480,115)          (15,508,850)
                                                             ------------          ------------
  Net (decrease) increase in net assets resulting from
    capital shares transactions .......................        (4,964,550)           17,401,700
                                                             ------------          ------------
  NET (DECREASE) INCREASE IN NET ASSETS ...............       (25,061,283)           45,153,940
  NET ASSETS:
    Beginning of year .................................       137,995,967            92,842,027
                                                             ------------          ------------
    End of year .......................................      $112,934,684          $137,995,967
                                                             ============          ============
ANALYSIS OF FUND SHARE TRANSACTIONS:
    Shares outstanding at beginning of year ...........        10,263,905             8,732,842
    Shares sold .......................................         1,816,021             2,804,428
    Shares issued in connection with reinvestment of
      dividends and distributions .....................         1,162,362                53,145
    Shares redeemed ...................................        (3,401,955)           (1,326,510)
                                                             ------------          ------------
    Shares outstanding at end of year .................         9,840,333            10,263,905
                                                             ============          ============

                      See notes to financial statements.

REPUBLIC FUNDS
REPUBLIC ADVISOR FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

1. ORGANIZATION: The Republic New York Tax-Free Bond Fund and Republic Equity Fund (the "Trust Funds") are separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which as of October 31, 1998 consisted of seven funds, each of which has different and distinct investment objectives and policies. This report contains the financial statements for the Republic New York Tax-Free Bond Fund and Republic Equity Fund only. Financial statements for the other five funds of the Trust are published separately. The Republic Fixed Income Fund, Republic International Equity Fund and Republic Small Cap Equity Fund (the "Advisor Funds") are separate series of Republic Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, which currently consists of three funds, each of which has different and distinct investment objectives and policies. The Trust and Advisor Trust are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies.

        The investment objective of the New York Tax-Free Bond Fund is to provide shareholders of the Fund with monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of the shareholders' investment.

        The investment objective of the Equity Fund is long-term growth of capital and income without excessive fluctuations in market value.

        The investment objective of the Republic Fixed Income Fund is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk through investment in a diversified portfolio of fixed-income securities.

        The investment objective of the Republic International Equity Fund is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers and securities whose principal markets are outside the United States.

        The investment objective of the Republic Small Cap Equity Fund is to seek long-term growth of capital through investment primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises.

        Unlike traditional mutual funds, the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund seek to achieve their investment objectives by investing substantially all of their assets in the Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (each individually a "Portfolio", collectively the "Portfolios"), respectively, which have the same investment objectives as those of the respective Advisor Funds.

        The performance of each of the Advisor Funds is directly affected by the performance of their corresponding Portfolios. The financial statements of each Portfolio, including its schedule of investments, are included elsewhere within this report and should be read in conjunction with each Advisor Funds' financial statements.

        The value of each Advisor Fund's investment in each corresponding Portfolio included in the accompanying statements of assets and liabilities reflects each Advisor Fund's proportionate beneficial interest in the net assets of that Portfolio. At October 31, 1998, the Advisor Funds held proportionate interests in the corresponding Portfolios in the following amounts:

        Fixed Income Fund ............................................  56.64%
        International Equity Fund ....................................  58.42%
        Small Cap Equity Fund ........................................  60.57%

        The New York Tax-Free Bond Fund and Equity Fund are authorized to issue an unlimited number of three classes of shares, Class A Shares ("Investor Shares"), Class B Shares and Class Y Shares ("Adviser Shares"). Prior to January 6, 1998 the Investor Shares were known as Class C Shares. Each class of shares in the two Funds have identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund are each authorized to issue an unlimited number of one class of shares which have the same features as the Adviser Shares of the New York Tax-Free Bond Fund and Equity Fund.

        The Trust retains Republic National Bank of New York ("Republic") to act as Investment Adviser ("Adviser") to the New York Tax-Free Bond Fund and as Investment Manager ("Manager") to the Equity Fund as well as Custodian to both Trust Funds. Because the Advisor Funds automatically invest all of their investable assets in its corresponding Portfolio, the Advisor Funds have not retained an Investment Advisor.

        The Trust and Advisor Trust retains BISYS Fund Services, Inc. ("BISYS") to act as Administrator, Distributor and Sponsor ("Sponsor").

2. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies followed by the Trust Funds and Advisor Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

    SECURITIES VALUATION:
    Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the New York Tax-Free Bond Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trust's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which approximates market value, as determined by the Board of Trustees.

        The value of each security held by the Equity Fund is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees. All debt portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

        For the Advisor Funds, the valuation of securities held by the Portfolios is discussed in Note 2 of the notes to the financial statements of the Portfolios which are included elsewhere in this report.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
    Security transactions in the New York Tax-Free Bond Fund and the Equity Fund are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund record their proportionate share of the net investment income and realized and unrealized gains and losses recorded by the corresponding Portfolio on a daily basis. The net investment income and realized and unrealized gains and losses are allocated daily to investors in each Portfolio based upon the proportionate value of their investments in each Portfolio. Such investments are adjusted on a daily basis.

    REPURCHASE AGREEMENTS:
    The Trust Funds may acquire repurchase agreements with an entity which is a member of the Federal Reserve System or which is a "primary dealer" (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The Equity Fund may also enter into repurchase agreements with entities who are member firms (or a subsidiary thereof) of the New York Stock Exchange, recognized domestic or foreign securities dealers or institutions which an Equity Fund sub-adviser has determined to be of comparable creditworthiness. The repurchase price generally equals the price paid by a Trust Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Trust Funds' custodian, either physically or in book entry form.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    The New York Tax-Free Bond Fund and the Fixed Income Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Small Cap Equity Fund and annually in the case of the International Equity Fund. Generally, net investment income consists of interest and dividend income less expenses.

        The Trust Funds' and Advisor Funds' net realized capital gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Trust Funds' and Advisor Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to paid-in capital; temporary differences do not require reclassification.

        As of October 31, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in-capital:

                                              ACCUMULATED       ACCUMULATED
                                             UNDISTRIBUTED     NET REALIZED
                                             NET INVESTMENT  GAINS/(LOSSES) ON
                                                 INCOME         INVESTMENTS
                                             --------------  -----------------
Fixed Income Fund .........................  $  (217,307)       $  217,307
International Equity Fund .................    1,472,213        (1,400,268)
Small Cap Equity Fund .....................      901,702          (898,506)

        Certain mortgage-backed securities of the Fixed Income Portfolio may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to Fixed Income Fund shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

    EXPENSE ALLOCATION:
    The Trust Funds and Advisor Funds bear all costs of their operations other than expenses specifically assumed by the Advisor or Sponsor. Expenses directly attributable to a Fund are charged to the Fund. Expenses incurred by the Trust and Advisor Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses are allocated to each class in proportion to their respective net asset levels except for expenses allocable exclusively to a particular class. An Advisor Funds' share of its corresponding Portfolio's expenses are charged against and reduce the amount of their investment in its corresponding Portfolio.

    FEDERAL INCOME TAXES:
    Each of the Trust Funds and Advisor Funds is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

    DEFERRED ORGANIZATION EXPENSES:
    Each of the Trust Funds and Advisor Funds incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a constant ("straight-line") basis over a five year period from the commencement of operations.

3.  AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES:

    INVESTMENT MANAGEMENT:
    Republic National Bank of New York ("Republic" or the "Manager") acts as investment adviser to the New York Tax-Free Bond Fund. For its services Republic is entitled to receive a fee, accrued daily and payable monthly, at an annual rate of 0.25% of the New York Tax Free Bond Fund's average daily net assets. For the year ended October 31, 1998, this fee amounted to $75,805 of which Republic waived $65,782.

        Republic also serves as investment manager to the Equity Fund. As investment manager, Republic provides general supervision over the investment management functions provided by the Sub-Advisers (as defined below). For its services as investment manager, Republic is entitled to receive a fee, accrued daily and payable monthly, at an annual rate of 0.175% of the Equity Fund's average daily net assets. For the year ended October 31, 1998, this fee amounted to $331,506.

    SUB-ADVISORY:
    Alliance Capital Management L.P and Brinson Partners Inc (collectively, the "Sub-Advisers") continuously manage the investment portfolio of the Equity Fund subject to the supervision of the Manager, pursuant to seperate Sub-Advisory Agreements with the Manager. For their services, the Sub-Advisers were paid fees by the Equity Fund, computed daily and based on the Equity Fund's average daily net assets allocated to each of the Sub-Advisers for management, equal on an annual basis to 0.325% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $100 million, 0.20% of the net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. For the year ended October 31, 1998, each received fees totalling $285,468.

    ADMINISTRATION:
    The Trust and the Advisor Trust retain BISYS to serve as Administrator, Distributor and Sponsor. BISYS provides management and administrative services necessary for the operation of the Trust Funds and Advisor Funds, furnishes office space and facilities required for conducting the business of the Trust Funds and Advisor Funds and pays the compensation of the Fund's officers. For those services BISYS receives from the New York Tax-Free Bond Fund and Equity Fund a fee payable monthly at an annual rate of 0.10% of the first $1 billion of the Trust Funds' average daily net assets; 0.08% of the next $1 billion of the Trust Funds' average daily net assets; and 0.07% of such assets in excess of $2 billion.

        For its services to the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, BISYS receives from each Advisor Fund a fee payable monthly at an annual rate of 0.05% of the first $1 billion of the Advisor Fund's average daily net assets; 0.04% of the next $1 billion of the funds average daily net assets; and 0.035% of such assets in excess of $2 billion. For the year ended October 31, 1998 the administration fees were:

        New York Tax Free Bond Fund ................................  $ 30,139
        Equity Fund ................................................   189,432
        Fixed Income Fund ..........................................    40,700
        International Equity Fund ..................................    69,241
        Small Cap Equity Fund ......................................    65,499

    CUSTODY:
    The domestic custody function was transferred to Republic National Bank of New York ("Republic") effective from December 1, 1997. Custody fees paid to Republic for the period ended October 31, 1998 were as follows:

        New York Tax-Free Bond Fund .................................  $12,375
        Equity Fund .................................................   87,985

    DISTRIBUTION PLAN:
    The Trust has adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Trust Funds to the Sponsor for amounts representing actual expenses incurred by the Sponsor for marketing costs and services rendered in distributing the Trust Funds' shares at a rate not to exceed 0.25% and 0.75% of the average daily net assets of Class A Shares and Class B Shares of the Trust Funds, respectively.

    SHAREHOLDER SERVICING EXPENSES:
    The Trust has entered into a Shareholder Servicing Agreement with its Shareholder Servicing Agents (which currently consists of Republic and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing agreement historically have not exceeded 0.25% and 1.00% per annum of each Trust Fund's average daily net assets of Class A Shares and Class B Shares, respectively. For the year ended October 31, 1998, combined shareholder servicing and distribution fees were as follows:

        New York Tax-Free Bond Fund .................................  $48,348
        Equity Fund .................................................   49,405

    FEE WAIVERS AND REIMBURSEMENT OF EXPENSES:
    Republic has voluntarily agreed to waive a portion of its fees, and to the extent necessary, reimburse the Funds for certain expenses. For the year ended October 31, 1998 expenses of the Trust Funds and Advisor Funds were voluntarily reduced by amounts as detailed below:

                                                            FEES     EXPENSES
                                                           WAIVED   REIMBURSED
                                                           ------   ----------
    New York Tax-Free Bond Fund - Investor Shares ......   $47,296     $ 4,730
    New York Tax-Free Bond Fund - Class B Shares (a) ...       466          13
    New York Tax-Free Bond Fund - Adviser Shares .......    18,020       1,591
    Small Cap Equity Fund ..............................         0      28,386

        There were no waivers of fees nor reimbursements of expenses of the Equity Fund, Fixed Income Fund and International Equity Fund for the year ended October 31, 1998.

    (a) The Trust Funds commenced offering Class B shares on January 6, 1998.

4. INVESTMENT TRANSACTIONS: Purchases of and proceeds from sales and maturities of investments, excluding short-term securities, for the Trust Funds for the year ended October 31, 1998 amounted to:

                                                 PURCHASES          PROCEEDS
                                                 ---------          --------
    New York Tax-Free Bond Fund ............    $ 28,018,529       $24,986,232
    Equity Fund ............................     215,134,730        91,753,521

        During the year ended October 31, 1998, additions and reductions in each Advisor Fund's investment in their corresponding Portfolio amounted to:

                                                 ADDITIONS         REDUCTIONS
                                                 ---------         ----------
    Fixed Income Fund ......................     $37,622,897       $16,546,211
    International Equity Fund ..............      26,038,619        42,435,142
    Small Cap Equity Fund ..................      23,356,894        41,657,455

5.  CONCENTRATION OF CREDIT RISK:
    The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.  CAPITAL SHARE TRANSACTIONS BY SHARE CLASS:
    Transactions in shares of beneficial interest by class for the New York Tax-Free Bond and Equity Funds for the year ended October 31, 1998:

                                                         CLASS A                              CLASS Y
                                                        (INVESTOR)         CLASS B           (ADVISOR)
                                                          SHARES          SHARES (A)          SHARES
                                                      ------------        ----------       ------------
  NEW YORK TAX FREE BOND FUND
  Proceeds from shares issued ...................     $  9,053,946        $  714,872       $  1,135,320
  Reinvestment of dividends and distributions              987,570             5,467            126,861
  Cost of shares redeemed .......................       (8,280,543)         (105,064)        (1,749,072)
                                                      ------------        ----------       ------------
  Net increase (decrease) .......................     $  1,760,973        $  615,275        $  (486,891)
                                                      ------------        ----------       ------------

  EQUITY FUND
  Proceeds from shares issued ...................     $ 25,237,948        $1,003,947       $180,741,731
  Reinvestment of dividends and distributions              802,213               288          8,466,531
  Cost of shares redeemed .......................      (16,859,901)          (68,027)       (57,275,579)
                                                      ------------        ----------       ------------
  Net increase ..................................     $  9,180,260        $  936,208       $131,932,683
                                                      ------------        ----------       ------------

   (a) The Trust Funds commenced offering Class B shares on January 6, 1998.

   Transactions in shares of beneficial interest by class for the New York Tax-Free Bond and Equity Funds for the year ended October 31, 1997:

                                                                         CLASS A             CLASS Y
                                                                        (INVESTOR)          (ADVISOR)
                                                                          SHARES             SHARES
                                                                       -------------       ------------
  NEW YORK TAX FREE BOND FUND
  Proceeds from shares issued .....................................    $  17,824,243       $  1,084,013
  Reinvestment of dividends and distributions .....................          593,163             87,942
  Cost of shares redeemed .........................................       (4,534,332)          (781,107)
                                                                       -------------       ------------
  Net increase ....................................................    $  13,883,074       $    390,848
                                                                       -------------       ------------

  EQUITY FUND
  Proceeds from shares issued .....................................    $   9,098,775       $ 22,572,866
  Reinvestment of dividends and distributions .....................          114,750            617,913
  Cost of shares redeemed .........................................       (1,850,916)        (3,149,676)
                                                                       -------------       ------------
  Net increase ....................................................    $   7,362,609       $ 20,041,103
                                                                       -------------       ------------

7.  FUND SHARE TRANSACTIONS BY SHARE CLASS:
        Transactions in shares of beneficial interest by class for the New York Tax-Free Bond and Equity Funds for the year ended October 31, 1998:

                                                         CLASS A                              CLASS Y
                                                        (INVESTOR)           CLASS B         (ADVISOR)
                                                          SHARES            SHARES (A)         SHARES
                                                        ----------          ----------      ----------
  NEW YORK TAX FREE BOND FUND
  Balance at beginning of year ..................        1,953,662               --             836,354
  Shares sold ...................................          840,385            66,033            105,274
  Shares issued in connection with reinvestment             91,604               505             11,779
  Shares redeemed ...............................         (767,305)           (9,931)          (162,716)
                                                        ----------            ------         ----------
  Balance at end of year ........................        2,118,346            56,607            790,691
                                                        ----------            ------         ----------


  EQUITY FUND
  Balance at beginning of year ..................          824,044               --           4,202,203
  Shares sold ...................................        1,624,241            60,642         11,008,053
  Shares issued in connection with reinvestment             54,888                17            579,552
  Shares redeemed ...............................       (1,113,199)           (4,133)        (3,374,186)
                                                        ----------            ------         ----------
  Balance at end of year ........................        1,389,974            56,526         12,415,622
                                                        ----------            ------         ----------

   (a) The Trust Funds commenced offering Class B shares on January 6, 1998.

   Transactions in shares of beneficial interest by class for the New York Tax-Free Bond and Equity Funds for the year ended October 31, 1997

                                                                            CLASS A           CLASS Y
                                                                          (INVESTOR)          (ADVISOR)
                                                                             SHARES            SHARES
                                                                           ---------          ---------
  NEW YORK TAX FREE BOND FUND
  Balance at beginning of year ....................................          616,806            799,293
  Shares sold .....................................................        1,716,846            103,972
  Shares issued in connection with reinvestment ...................           56,958              8,468
  Shares redeemed .................................................         (436,948)           (75,379)
                                                                           ---------          ---------
  Balance at end of year ..........................................        1,953,662            836,354
                                                                           ---------          ---------

  EQUITY FUND
  Balance at beginning of year ....................................          328,468          2,779,322
  Shares sold .....................................................          623,714          1,601,585
  Shares issued in connection with reinvestment ...................            9,004             49,432
  Shares redeemed .................................................         (137,153)          (228,136)
                                                                           ---------          ---------
  Balance at end of year ..........................................          824,033          4,202,203
                                                                           ---------          ---------



8.  FEDERAL TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS (UNAUDITED):
    Short-term and long-term capital gain dividends paid during the period are presented below. For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income, except for the Republic New York Tax-Free Bond Fund which paid $1,314,791 of net investment income dividends as "exempt interest dividends".


                                                     SHORT-TERM     LONG-TERM
                                                     CAPITAL GAIN  CAPITAL GAIN
                                                       DIVIDENDS     DIVIDENDS
                                                      ----------    ----------
New York Tax-Free Bond Fund ......................    $   65,202    $   50,266
Equity Fund ......................................     4,843,133     3,761,160
Fixed Income Fund ................................       745,407       163,067
International Equity Fund ........................       552,437     5,904,101
Small Cap Fund ...................................     9,034,885     4,238,689

9.  FOREIGN TAX CREDIT PASS THROUGH - INTERNATIONAL EQUITY FUND
    (UNAUDITED):Pursuant to Treasury Regulations, the Fund will elect to pass through foreign tax credit for the fiscal year ended October 31, 1998 as follows:

                                             NET INCOME         FOREIGN TAX
COUNTRY                                      PERCENTAGE         PERCENTAGE
-------                                      ----------         ----------
Argentina                                          2.03%              2.35%
Australia                                          7.85%              8.93%
Brazil                                             2.29%              2.65%
Canada                                             6.88%              7.02%
Finland                                            2.74%              2.72%
France                                             4.63%              4.18%
Germany                                            4.18%              3.57%
Hong Kong                                          6.61%              7.66%
Indonesia                                          0.06%              0.07%
Ireland                                            0.70%              0.70%
Israel                                             0.05%              0.05%
Italy                                              3.99%              3.60%
Japan                                              7.46%              7.40%
Malaysia                                           0.49%              0.46%
Mexico                                             2.40%              2.78%
Netherlands                                        2.42%              2.62%
New Zealand                                        0.58%              0.61%
Norway                                             1.76%              1.60%
Portugal                                           0.80%              0.92%
Singapore                                          2.18%              1.87%
South Korea                                        0.09%              0.11%
South Africa                                       1.82%              2.10%
Spain                                              1.95%              1.69%
Sweden                                             5.67%              4.69%
Switzerland                                        3.27%              2.46%
UK                                                26.83%             27.19%
                                                 ------             ------
Foreign Source Income                             99.73%            100.00%
U.S. Income                                        0.27%              0.00%
                                                 ------             ------
Total Income                                     100.00%            100.00%
                                                 ======             ======

10.  YEAR 2000 (UNAUDITED):
     The services provided to the Trust Funds and the Advisor Funds by their various service providers depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Trust Funds and the Advisor Funds have been advised that their service providers have been working actively on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, no assurance can be given that the Trust Funds and the Advisor Funds service providers have anticipated every step necessary to avoid any adverse effect on the Trust Funds and the Advisor Funds attributable to the Year 2000 problem.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS A (INVESTOR) SHARES

                                                                                          FOR THE PERIOD
                                                                                            MAY 1, 1995
                                                                                           (COMMENCEMENT
                                                     FOR THE YEAR ENDED OCTOBER 31,       OF OFFERING) TO
                                                   -----------------------------------      OCTOBER 31,
                                                    1998           1997          1996           1995
                                                   ------         ------        ------    ---------------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD.......................       $10.64         $10.30        $10.38         $10.00
                                                   ------         ------        ------         ------
Income from investment operations:
  Net investment income ....................         0.47           0.45          0.54           0.25
  Net realized and unrealized
    gains on investment transactions .......         0.33           0.36         (0.01)          0.38
                                                   ------         ------        ------         ------
Total income from investment
  operations ...............................         0.80           0.81          0.53           0.63
                                                   ------         ------        ------         ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ......................        (0.47)         (0.45)        (0.54)         (0.25)
  Distributions to shareholders from net
    realized gains .........................        (0.04)         (0.02)        (0.07)            --
                                                   ------         ------        ------         ------
Total dividends and distributions ..........        (0.51)         (0.47)        (0.61)         (0.25)
                                                   ------         ------        ------         ------
Net change in net asset value per share ....         0.29           0.34         (0.08)          0.38
                                                   ------         ------        ------         ------
NET ASSET VALUE PER SHARE, END  OF PERIOD ..       $10.93         $10.64        $10.30         $10.38
                                                   ======         ======        ======         ======
Total return (e) ...........................        7.65%          8.22%         4.75%          6.39%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000's) .....      $23,153        $20,794        $6,353         $6,908
  Ratio of expenses to average net assets ..        0.95%          0.92%         0.58%          0.50%(b)
  Ratio of net investment income to average
    net assets .............................        4.28%          4.46%         4.78%          4.91%(b)
  Ratio of expenses to average net assets (a)       1.20%          1.55%         2.21%          2.40%(b)
  Ratio of net investment income to average
    net assets (a) .........................        4.03%          3.83%         3.15%          3.10%(b)
  Portfolio turnover (d) ...................      100.35%        163.46%       178.11%        130.00%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b)  Annualized.
(c)  Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the sales charge of 2.75% which applies to purchases of
    Class A Shares.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                               FOR THE PERIOD
                                                              JANUARY 6, 1998
                                                              (DATE OF INITIAL
                                                                OFFERING) TO
                                                              OCTOBER 31, 1998
                                                              ----------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............     $10.81
                                                                 ------
Income from investment operations:
    Net investment income ..................................       0.37
    Net realized and unrealized gains on investment
      transactions .........................................       0.11
                                                                 ------
Total income from investment operations ....................       0.48
                                                                 ------
Less dividends and distributions:
    Dividends to shareholders from net investment income ...      (0.37)
    Distributions to shareholders from net realized gains ..         --
                                                                 ------
Total dividends and distributions ..........................      (0.37)
                                                                 ------
Net change in net asset value per share ....................       0.11
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................     $10.92
                                                                 ======
Total return (e) ...........................................      4.50%(c)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of period (000's) ...................     $  618
    Ratio of expenses to average net assets ................      1.70%(b)
    Ratio of net investment income to average net assets ...      3.53%(b)
    Ratio of expenses to average net assets (a) ............      1.95%(b)
    Ratio of net investment income to average net assets (a)      3.28%(b)
    Portfolio turnover (d) .................................    100.35%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B Shares.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS Y (ADVISOR) SHARES

                                                                                   FOR THE PERIOD
                                                                                     JULY 1, 1996
                                                                                   (DATE OF INITIAL
                                                   FOR THE YEAR ENDED OCTOBER 31,    OFFERING) TO
                                                   ------------------------------     OCTOBER 31,
                                                        1998          1997               1996
                                                       ------        ------             ------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .       $10.64        $10.30             $10.18
                                                       ------        ------             ------
Income from investment operations:
  Net investment income ........................         0.49          0.46               0.16
  Net realized and unrealized gains on
    investment transactions ....................         0.33          0.36               0.12
                                                       ------        ------             ------
Total income from investment operations ........         0.82          0.82               0.28
                                                       ------        ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ..........................        (0.49)        (0.46)             (0.16)
  Distributions to shareholders from net
    realized gains .............................        (0.04)        (0.02)                --
                                                       ------        ------             ------
Total dividends and distributions ..............        (0.53)        (0.48)             (0.16)
                                                       ------        ------             ------
Net change in net asset value per share ........         0.29          0.34               0.12
                                                       ------        ------             ------
NET ASSET VALUE PER SHARE, END
  OF PERIOD ....................................       $10.93        $10.64             $10.30
                                                       ======        ======             ======
Total return....................................        7.87%         8.38%              3.52%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000's) .........       $8,641        $8,901             $8,233
  Ratio of expenses to average net assets ......        0.70%         0.78%              0.60%(b)
  Ratio of net investment income to average net
    assets .....................................        4.53%         4.66%              4.78%(b)
  Ratio of expenses to average net assets (a)           0.95%         1.27%              2.26%(b)
  Ratio of net investment income to average net
    assets (a) .................................        4.28%         4.17%              3.12%(b)
  Portfolio turnover (d) .......................      100.35%       163.46%            178.11%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A (INVESTOR) SHARES

                                                                                           FOR THE PERIOD
                                                                                           AUGUST 1, 1995
                                                                                            (COMMENCEMENT
                                                     FOR THE YEAR ENDED OCTOBER 31,       OF OPERATIONS) TO
                                                  ------------------------------------      OCTOBER 31,
                                                    1998           1997          1996           1995
                                                   ------         ------        ------         ------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD.......................       $15.00         $11.93        $10.24         $10.00
                                                   ------         ------        ------         ------
Income from investment operations:
  Net investment income ....................         0.05           0.07          0.19           0.04
  Net realized and unrealized gains on
    investment transactions ................         2.80           3.32          1.67           0.24
                                                   ------         ------        ------         ------
Total income from investment operations ....         2.85           3.39          1.86           0.28
                                                   ------         ------        ------         ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ......................        (0.05)         (0.10)        (0.17)         (0.04)
  Distributions to shareholders from net
    realized gains .........................        (0.85)         (0.22)           --             --
                                                   ------         ------        ------         ------
Total dividends and distributions ..........        (0.90)         (0.32)        (0.17)         (0.04)
                                                   ------         ------        ------         ------
Net change in net asset value per share ....         1.95           3.07          1.69            0.24
                                                   ------         ------        ------         ------
NET ASSET VALUE PER SHARE, END  OF PERIOD ..       $16.95         $15.00        $11.93         $10.24
                                                   ======         ======        ======         ======
Total return (e) ...........................       19.98%         28.92%        18.30%          2.75%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000's)              $23,559        $12,363        $3,918        $22,092
  Ratio of expenses to average net assets ..        1.03%          1.21%         1.28%          1.47%(b)
  Ratio of net investment income to average
    net assets .............................        0.30%          0.48%         1.83%          1.59%(b)
  Ratio of expenses to average net assets (a)       1.03%          1.28%         1.59%          2.44%(b)
  Ratio of net investment income to average
    net assets (a) .........................        0.30%          0.41%         1.51%          0.62%(b)
  Portfolio turnover (d) ...................      176.34%         99.02%        86.18%          2.00%(b)

(a) During the year, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the sales charge of 3.50% which applies to purchases of Class A Shares.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS B SHARES
                                                                  FOR THE
                                                                   PERIOD
                                                              JANUARY 6, 1998
                                                              (DATE OF INITIAL
                                                                OFFERING) TO
                                                              OCTOBER 31, 1998
                                                              ---------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD .............     $14.88
                                                                 ------
Income from investment operations:
    Net investment loss ....................................      (0.01)
    Net realized and unrealized gains on investment
      transactions .........................................       2.07
                                                                 ------
Total income from investment operations ....................       2.06
                                                                 ------
Less dividends and distributions:
    Dividends to shareholders from net investment income ...      (0.02)
    Distributions to shareholders from net realized gains ..         --
                                                                 ------
Total dividends and distributions ..........................      (0.02)
                                                                 ------
Net change in net asset value per share ....................       2.04
                                                                 ------
NET ASSET VALUE PER SHARE, END OF PERIOD ...................     $16.92
                                                                 ======
Total return (e) ...........................................     13.84%(c)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of year (000's) .....................     $  956
    Ratio of expenses to average net assets ................      1.78%(b)
    Ratio of net investment income to average net assets ...    (0.45%)(b)
    Ratio of expenses to average net assets (a) ............      1.78%(b)
    Ratio of net investment income to average net assets (a)     0.45%)(b)
    Portfolio turnover (d) .................................    176.34%

(a) During the year, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) The total return is calculated excluding the contingent deferred sales charge which applies to redemptions of Class B Shares.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS Y (ADVISOR) SHARES

                                                                                   FOR THE PERIOD
                                                                                    JULY 1, 1996
                                                                                  (DATE OF INITIAL
                                                  FOR THE YEAR ENDED OCTOBER 31,    OFFERING) TO
                                                  ------------------------------      OCTOBER 31,
                                                        1998          1997               1996
                                                       ------        ------             ------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD         $15.01        $11.93             $11.49
                                                       ------        ------             ------
Income from investment operations:
  Net investment income .......................          0.08          0.10               0.08
  Net realized and unrealized gains on
    investment transactions ...................          2.79          3.33               0.42
                                                       ------        ------             ------
Total income from investment operations .......          2.87          3.43               0.50
                                                       ------        ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income .........................         (0.08)        (0.13)             (0.06)
  Distributions to shareholders from net
    realized gains ............................         (0.85)        (0.22)                --
                                                       ------        ------             ------
Total dividends and distributions .............         (0.93)        (0.35)             (0.06)
                                                       ------        ------             ------
Net change in net asset value per share .......          1.94          3.08               0.44
                                                       ------        ------             ------
NET ASSET VALUE PER SHARE, END OF PERIOD ......        $16.95        $15.01             $11.93
                                                       ======        ======             ======
Total return ..................................        20.16%        29.28%              4.72%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of year (000's) ..........      $210,498       $63,060            $33,155
  Ratio of expenses to average net assets .....         0.78%         0.96%              0.66%(b)
  Ratio of net investment income to average net
    assets ....................................         0.55%         0.77%              1.93%(b)
  Ratio of expenses to average net assets (a)           0.78%         1.03%              0.97%(b)
  Ratio of net investment income to average net
    assets (a) ................................         0.55%         0.70%              1.62%(b)
  Portfolio turnover (d) ......................       176.34%        99.02%             86.18%

(a) During the year, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

REPUBLIC FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                                     FOR THE PERIOD
                                                                                    JANUARY 9, 1995
                                             FOR THE YEAR ENDED OCTOBER 31,          (COMMENCEMENT
                                        ----------------------------------------   OF OPERATIONS) TO
                                            1998          1997          1996        OCTOBER 31, 1995
                                        ------------  ------------  ------------  --------------------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD ................       $10.92        $10.67        $10.96              $10.00
                                             ------        ------        ------              ------
Income from investment operations:
  Net investment income ..............         0.65          0.59          0.59                0.46
  Net realized and unrealized gains
    (losses) on investment and foreign
    currency transactions ............         0.02          0.31          0.08                0.96
                                             ------        ------        ------              ------
Total income from investment
  operations .........................         0.67          0.90          0.67                1.42
                                             ------        ------        ------              ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income                         (0.65)        (0.64)        (0.59)              (0.46)
  Distributions to shareholders from
    net realized gains ...............        (0.13)        (0.01)        (0.37)                 --
                                             ------        ------        ------              ------
Total dividends and distributions             (0.78)        (0.65)        (0.96)              (0.46)
                                             ------        ------        ------              ------
Net change in net asset value per
  share ..............................        (0.11)         0.25         (0.29)               0.96
                                             ------        ------        ------              ------
NET ASSET VALUE PER SHARE, END OF
  PERIOD .............................       $10.81        $10.92        $10.67              $10.96
                                             ======        ======        ======              ======
Total return .........................        6.26%         9.14%         6.51%               14.37%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) .      $97,728       $71,686       $42,424             $26,128
  Ratio of expenses to average net
    assets ...........................        0.78%         0.83%         0.83%                0.91%(b)
  Ratio of net investment income to
    average net assets ...............        5.87%         5.92%         5.51%                5.63%(b)
  Ratio of expenses to average net
    assets (a) .......................        0.78%         0.85%         1.06%                1.72%(b)
  Ratio of net investment income to
    average net assets (a) ...........        5.87%         5.90%         5.28%                4.82%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                                                     FOR THE PERIOD
                                                                                    JANUARY 9, 1995
                                             FOR THE YEAR ENDED OCTOBER 31,          (COMMENCEMENT
                                        ----------------------------------------   OF OPERATIONS) TO
                                            1998          1997          1996        OCTOBER 31, 1995
                                        ------------  ------------  ------------  --------------------
NET ASSET VALUE PER SHARE,
  BEGINNING OF PERIOD ............         $13.76         $12.05         $10.80              $10.00
                                           ------         ------         ------              ------

Income from investment
  operations:
  Net investment income ..........           0.11           0.12           0.11                0.08
  Net realized and unrealized
    gains on investment and
    foreign currency transactions            0.32           1.85           1.31                0.75
                                           ------         ------         ------              ------

Total income from investment
  operations .....................           0.43           1.97           1.42                0.83
                                           ------         ------         ------              ------

Less dividends and distributions:
  Dividends to shareholders from
    net investment income ........          (0.27)         (0.11)         (0.16)              (0.03)
  Distributions to shareholders
    from net realized gains.......          (0.68)         (0.15)         (0.01)                 --
                                           ------         ------         ------              ------

Total dividends and distributions           (0.95)         (0.26)         (0.17)              (0.03)
                                           ------         ------         ------              ------

Net change in net asset value per
  share ..........................          (0.52)          1.71           1.25                0.80
                                           ------         ------         ------              ------

NET ASSET VALUE PER SHARE, END OF
  PERIOD .........................         $13.24         $13.76         $12.05              $10.80
                                           ======         ======         ======              ======
Total return .....................          3.49%         16.62%         13.22%                8.31%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period
    (000) ........................       $120,250       $132,924        $96,977             $34,244
  Ratio of expenses to average net
    assets .......................          1.09%          0.91%          1.11%                1.14%(b)
  Ratio of net investment income
    to average net assets ........          0.75%          0.91%          0.99%                1.26%(b)
  Ratio of expenses to average net
    assets (a) ...................          1.09%          0.91%          1.13%                2.12%(b)
  Ratio of net investment income
    to average net assets (a) ....          0.75%          0.91%          0.96%                0.28%(b)

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                                                   FOR THE PERIOD
                                                   FOR THE YEAR ENDED            SEPTEMBER 3, 1996
                                                      OCTOBER 31,                 (COMMENCEMENT
                                                    ---------------------        OF OPERATIONS) TO
                                                     1998           1997         OCTOBER 31, 1996
                                                    ------         ------        -----------------
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD ...................................        $13.44         $10.63               $10.00
                                                    ------         ------               ------
Income from investment operations:
  Net investment loss ......................         (0.09)         (0.06)                 --
  Net realized and unrealized gains on
    investment transactions ................         (0.49)          2.93                 0.63
                                                    ------         ------               ------
Total income from investment operations ....         (0.58)          2.87                 0.63
                                                    ------         ------               ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment gains .......................         (1.38)         (0.06)                 --
                                                    ------         ------               ------
Total dividends and distributions ..........         (1.38)         (0.06)                 --
                                                    ------         ------               ------
Net change in net asset value per share ....         (1.96)          2.81                 0.63
                                                    ------         ------               ------
NET ASSET VALUE PER SHARE, END OF PERIOD            $11.48         $13.44               $10.63
                                                    ======         ======               ======
Total return ...............................        (4.27%)        27.18%                 6.30%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) .......      $112,935       $137,996              $92,842
  Ratio of expenses to average net assets            1.14%          1.02%                 0.91%(b)
  Ratio of net investment loss to average
    net assets .............................        (0.68%)        (0.50%)              (0.28%)(b)
  Ratio of expenses to average net assets
    (a)                                              1.16%          1.03%                1.17% (b)
  Ratio of net investment income to average
    net assets (a) .........................        (0.70%)        (0.51%)              (0.54%)(b)

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

[logo] KPMG Peat Marwick LLP

INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Republic Funds
Republic Advisor Funds Trust:

    We have audited the accompanying statements of assets and liabilities of Republic New York Tax-Free Bond Fund and Republic Equity Fund, portfolios of Republic Funds, and Republic Fixed Income Fund, Republic International Equity Fund and Republic Small Cap Equity Fund (collectively, the "Funds"), portfolios of Republic Advisor Funds Trust, including the schedules of investments of Republic New York Tax-Free Bond Fund and Republic Equity Fund, as of October 31, 1998 and the related statements of operations for the year then ended and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial highlights based on our audits. The financial highlights for Republic New York Tax-Free Bond Fund Class A Shares (Investor Shares) for the period from May 1, 1995 (commencement of operations) to October 31, 1995, Republic Equity Fund Class A Shares (Investor Shares) for the period from August 1, 1995 (commencement of operations) to October 31, 1995 and Republic Fixed Income Fund and Republic International Equity Fund for the period from January 9, 1995 (commencement of operations) to October 31, 1995 were audited by other auditors whose reports thereon, dated December 8, 1995, expressed unqualified opinions on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned by Republic New York Tax-Free Bond Fund and Republic Equity Fund as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Republic New York Tax-Free Bond Fund, Republic Equity Fund, Republic Fixed Income Fund, Republic International Equity Fund and Republic Small Cap Equity Fund as of October 31, 1998, the results of their operations for the year then ended and changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
December 18, 1998

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

 PRINCIPAL                                                                     VALUE
  AMOUNT     SECURITY DESCRIPTION                                             (NOTE 2)
  ------     --------------------                                             --------
             CORPORATE OBLIGATIONS (31.8%) (f)
             BANKING (1.9%)
$   770,000  BankAmerica Instit, 144A, 8.070%, due 12/31/26 (a) ......      $    811,665
    620,000  First Chicago NBD Instit, 144A, 7.950%, due 12/01/26 (a)            634,047
    575,000  First Union Capital, 8.040%, due 12/01/26 ...............           618,210
     75,000  Great Western Finance, 8.206%, due 02/01/27 .............            77,825
    730,000  Korea Development Bank, 7.350%, due 9/17/04 .............           600,520
    475,000  PNC Instit Capital Trust A, 144A, 7.950%, due 12/15/26 (a)          499,843
                                                                            ------------
                                                                               3,242,110
                                                                            ------------
             BROADCASTING & PUBLISHING (1.6%)
    495,000  CBS Inc., 7.15%, due 05/20/05 ...........................           504,534
    700,000  News America Corp, 7.28%, due 06/30/28 ..................           669,690
    620,000  Paramount Communications, 8.250%, due 08/01/22 ..........           647,833
    715,000  Time Warner Inc., 7.57%, due 02/01/24 ...................           773,594
    235,000  Time Warner Inc., 6.95%, due 01/15/28 ...................           237,919
                                                                            ------------
                                                                               2,833,570
                                                                            ------------
             ENERGY (2.3%)
    330,000  Callenergy Co. Inc., 8.48%, due 9/15/28 .................           345,906
    300,000  Edison Mission, 144A, 7.330%, due 09/15/08 (a) ..........           323,884
    100,000  Empresa Nacional Electric, 7.325%, due 02/01/37 .........            86,871
    670,000  Endesa SA, 7.75%, due 07/15/08 ..........................           607,985
    190,000  Israel Electric, 144A, 7.250%, due 12/15/06 (a) .........           184,885
    305,000  Israel Electric, 144A, 7.750%, due 12/15/27 (a) .........           289,832
    165,097  Mobile Energy Services, 8.665%, due 01/01/17 ............            51,180
    345,000  National Power Corp., 7.875%, due 12/15/06 ..............           249,896
    350,000  National Power Corp., 8.400%, due 12/15/16 ..............           230,927
    274,000  Niagara Mohawk Power, 7.75%, due 06/30/98 ...............           289,292
    391,000  Niagara Mohawk Power, 8.5%, due 06/10/98 ................           289,340
    350,000  Paiton Energy Funding BV, 144A, 9.340%, due 02/15/14 (a)             77,000
    675,000  RAS Laffan Liquid Natural Gas, 144A, 8.294%,
               due 03/15/14 (a) ......................................           533,151
    500,000  Tennessee Gas Pipeline, 7.0%, due 10/15/28 ..............           428,824
                                                                            ------------
                                                                               3,988,973
                                                                            ------------
             FINANCE (14.4%)
    365,000  Anthem Insurance, 144A, 9.000%, due 04/01/27 (a) ........           366,818
    605,000  Arcadia Automobile Receivable Trust, 97 c A4, 6.375%,
               due 01/15/03 ..........................................           613,906
    750,000  Arcadia Automobile Receivable Trust, 97 d, 6.200%,
               due 05/15/03 ..........................................           757,515
    675,000  Arcadia Automobile Receivable Trust, 98 a A3, 5.900%,
               due 11/15/02 ..........................................           678,692
    585,000  Associates Corp, 6.0%, due 07/15/05 .....................           587,498
    810,000  BT Institutional Capital, 144A, 8.090%, due 12/01/26 (a)            716,349
  1,150,000  Citibank Credit 98 7A, 5.625%, due 05/15/02 .............         1,146,102
    339,945  Credit Card Receivable Trust, 6.478%, due 12/22/02 ......           341,533
    537,332  Chevy Chase Auto Receivables Trust, 97 4 A, 6.25%,
               due 06/15/04 ..........................................           539,669
    675,000  Conti HEL 98 2 A2B, 5.63%, due 03/15/13 (c) .............           672,503
    150,000  Dr Structured Financial, 1993-K1 A2, 7.43%, due 08/15/18            129,138
    250,000  Dr Structured Financial Trust, 1994-K1 A2, 8.375%,
               due 08/15/15 ..........................................           234,243
    301,314  Dr Structured Financial Trust, 1994-K1 A1, 7.600%,
               due 08/15/07 ..........................................           297,237
     75,000  Dr Structured Financial Trust, 1994-K2, 9.350%,
               due 08/15/19 ..........................................            74,392
    535,000  EOP Operating LP, 6.763%, due 06/15/07 ..................           511,540
    456,554  EQCC HM EQ Loan Trust, 6.21%, due 12/15/07 ..............           455,969
    330,000  Equifax Inc, 6.9%, due 07/01/28 .........................           334,145
    165,000  Equitable COS, 6.5%, due 04/01/08 .......................           168,008
    585,000  Equitable Life, 144A, 6.950%, due 12/01/05 (a) ..........           623,060
    475,000  Farmers Insurance Exchange, 144A, 8.625%,
               due 05/01/24(a) .......................................           532,400
    425,000  Farmers Exchange Cap 144A, 7.05%, due 07/15/28 (a) ......           408,633
    505,039  First Security Corp., 6.100%, due 04/15/03 ..............           507,656
    675,000  First USA CC Mstr Trust 97 10A, 6.05875% ................           672,611
    625,000  Florida Windstorm, 144A, 6.700%, due 08/25/04 (a) .......           644,281
    250,000  Florida Property & Casuality, 144A, 7.375%,
               due 07/01/03 (a) ......................................           261,505
    350,000  Forum Finance Corp., 144A, 7.125%, due 05/15/04 (a) .....           361,995
    537,409  Green Tree HEL 98 C A1, 5.95%, 07/15/29 .................           537,758
        825  Home Ownership Funding Corp., 144A, 13.331% (a)(d) ......           810,992
    788,376  Honda Auto Receivable, 97 AA, 5.850%, due 02/15/03 ......           790,836
    955,000  Hutchinson Whampoa Ltd, 7.45%, due 08/01/17 .............           747,020
     70,000  K-Mart Funding Corp., 8.800%, due 07/01/10 ..............            69,140
    575,000  Lehman Large Loan 97 LL1 A2 SEQ, 6.840% due 9/12/06 .....           594,826
    249,312  Long Beach Auto 97 2 A, 6.690% due 09/25/04 .............           250,384
    625,000  Metroplitan Life Insurance, 144A, 7.450%, due 11/01/23 (a)          618,706
    550,000  Nationwide Mutual Life, 144A, 7.500%, due 02/15/24 (a) ..           545,416
    500,000  New York Life, 7.500%, due 12/15/23 .....................           504,280
    635,519  Nissan Auto Receivables Grantor Trust, 6.15%, 02/15/03 ..           638,843
    605,000  Petrozuata Finance, Inc., 144A, 8.220% due 04/01/17(a) ..           474,798
    600,000  Prudential Insurance Co., 8.300%, due 07/01/25 ..........           669,942
    266,428  Smart (CFS) 97 6 A1, 7.710%, due 04/15/06 ...............           221,404
    256,914  Smart Sec Multi Asset Rated, 7.45%, due 03/16/06 ........           198,685
    925,000  Team Fleet 98 3 A, 6.13%, due 10/25/04 ..................           917,091
    750,000  UCFC 1997 D A2 SEQ, 6.475%, due 06/15/12 ................           751,478
    843,508  UCFC 98C A1, 5.7059%, due 01/15/13 ......................           842,234
    275,000  Washington Mutual Capital, 8.375%, due 06/01/27 .........           289,699
    391,881  World Financial, 144A, 6.910%, due 09/01/13 (a) .........           399,597
    750,000  World Financial, 144A, 6.950%, due 09/01/13 (a) .........           764,768
    625,000  World Omni Automobile Lease Securitization, 97 B A2,
               6.080%, due 11/25/03 ..................................           628,081
                                                                            ------------
                                                                              24,903,376
                                                                            ------------
             INDUSTRIAL (7.9%)
    400,000  American Standard Co. 7.375%, due 04/15/05 ..............           400,888
    625,000  AST Research, Inc., 144A, 7.450%, due 10/01/02 (a) ......           522,394
    120,000  Beckton Dickson L-T Corp Debt, 7.0%, due 08/01/27 .......           129,895
    200,000  Becton Dickenson, 6.7%, 08/01/28 ........................           208,730
    215,000  Columbia HCA Healthcare, 9.000%, due 12/15/14 ...........           228,012
    325,000  Columbia HCA Healthcare, 7.58%, due 09/15/25 ............           272,825
    430,000  Columbia HCA Healthcare, 7.19%, due 11/15/15 ............           364,447
    560,000  CSC Holdings Inc., 7.880%, due 12/15/07 .................           572,600
     90,000  Ford Motor Co., 6.5%, due 08/01/18 ......................            89,493
    330,000  Ford Motor Co., 6.25%, due 10/01/28 .....................           329,762
    475,000  Fred Myer Inc., 7.375%, due 03/01/05 ....................           495,981
    485,000  General Motors, 6.75%, due 05/01/28 .....................           485,000
    375,000  Glencore Nickel Property Ltd., 9.00%, due 12/01/14 ......           300,000
    380,000  Grupo Minero Mexico, 8.250%, due 04/01/08 ...............           329,384
    290,000  Hyundai Semi-Conductor, 144A, 8.625%, due 05/15/07 (a) ..           211,529
     75,000  Hyundai Semi-Conductor, 8.250%, due 05/15/04 ............            56,927
    660,000  Lenfest Communications, 7.625%, due 02/15/08 ............           666,600
    160,000  Lenfest Comm, 8.375%, due 11/01/05 ......................           168,400
    275,059  LBCMT 96 c2 A Seq, due 10/25/26 .........................           291,559
    265,000  Multicanal SA, 10.5%, due 04/15/18 ......................           182,985
    550,961  Oil Purchase Co., 144A, 7.100%, due 04/30/02 (a) ........           495,820
    370,000  Oxymar, 144A, 7.500%, due 02/15/16 (a) ..................           357,805
    625,000  Petroliam Nasional, 144A, 7.125%, due 10/18/06 (a) ......           431,538
     90,000  Philip Morris Co's.Inc., 7.000%, 07/15/05 ...............            95,808
    215,000  Prime Property Funding, 6.800%, due 08/15/02 ............           215,041
    420,000  Prime Property Funding, 144A, 7.000%, due 08/15/04 (a) ..           416,800
    585,000  Qwest Communications International, 8.290%, due 02/01/08            435,825
    250,000  Reliance Industries, 8.25%, due 01/15/27 ................           197,878
    425,000  Rhone Poulenc Rorer Inc., 8.62%, 01/05/21 ...............           454,708
    360,000  Samsung Electronics, 7.450%, due 10/01/02 ...............           302,159
    965,000  Scotia Pacific Holdings, 144A, 7.950%, due 01/20/14 (a) .           944,581
    500,000  Tenet Healthcare 144A, 9.625% due 06/01/08 (a) ..........           498,780
    681,813  Textron Finl 98 A A 1, 5.82%, due 02/15/02 ..............           683,081
    140,000  United Technologies, 6.7%, due 08/01/28 .................           146,495
    475,000  USA Waste, 7.00%, due 07/15/28 ..........................           466,203
  1,165,000  Worldcom Inc., 6.95%, due 08/15/28 ......................         1,202,198
                                                                            ------------
                                                                              13,652,131
                                                                            ------------
             RETAIL (0.2%)
    464,000  Southland Corp., 5.000%, due 12/15/03 ...................           389,760
                                                                            ------------
             TELECOMMUNICATIONS (1.8%)
    400,000  Comcast Cable Communications, 8.375%, due 05/01/07 ......           463,676
    400,000  Continental Cablevision, 8.3%, due 05/15/06 .............           444,612
    255,000  Cox Communications, 6.8%, due 08/01/28 ..................           259,896
    550,000  GTE Corp, 6.94%, 04/15/28 ...............................           577,814
    630,000  Intermedia Comm, 0.00%, due 07/15/07 ....................           422,100
     75,000  Intermedia Communication, 8.6%, due 06/01/08 ............            71,438
    200,000  Rogers Cable Systems, 10.000%, due 03/15/05 .............           216,000
    200,000  Rogers Cantel, Inc., 144A, 8.300%, due 10/01/07 (a) .....           188,000
    175,000  TCI Comm Inc, 7.125%, due 02/15/28 ......................           185,871
    245,000  Tele-Communications Inc., 7.875%, due 02/15/26 ..........           282,865
                                                                            ------------
                                                                               3,112,272
                                                                            ------------
             TRANSPORTATION (0.8%)
    700,000  Continental Airlines, 6.648%, due 09/15/17 ..............           695,142
    175,000  Jet Equipment Trust, 144A, 10.000%, due 06/15/12 (a) ....           224,343
    480,000  Union Pacific Co., 6.625%, due 02/01/08 .................           486,336
                                                                            ------------
                                                                               1,405,821
                                                                            ------------
             OTHER (0.9%)
  2,015,000  Mexico Par Ser A Cum Rights, 6.25%, due 12/31/19 ........         1,503,795
                                                                            ------------
             TOTAL CORPORATE OBLIGATIONS
               (COST $56,454,913) ....................................        55,031,808
                                                                            ------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (10.6%) (f)
    494,333  Alcoa Aluminium 96-1, 144A, 7.500%, due 12/16/08 (a) ....           460,431
     99,646  American Southwest Financial Securities Corp 7.300%,
               due 01/18/09 ..........................................           102,509
  4,562,520  American Southwest Financial Securities Corp 1.080%,
               due 01/18/09 ..........................................           156,358
    150,000  American Southwest Financial Securities Corp 7.400%,
               due 11/17/04 ..........................................           154,592
    160,840  Asset Securitization Corp. 95 d1 A1 7.590%, due 08/11/27            170,643
  1,170,591  Asset Securitization Corp. 95 md4 CS2 IO 2.360%,
               due 08/13/29 ..........................................           180,564
    500,000  Asset Securitization Corp. 96 md6 A1B SEQ 6.880%,
               due 11/13/26 ..........................................           520,740
    275,000  Asset Securitization Corp. 96 MDS A1C SEQ 7.040%,
               due 11/13/26 ..........................................           288,863
  1,002,244  Asset Securitization Corp. 95 md4 A1 7.100%, due 08/13/29         1,050,723
    472,254  B A Mortgage Securities Inc., 07/25/26 ..................           473,708
    258,660  CIT Group Home Equity Loan Trust 97-1 A3, 6.250%,
               due 09/15/11 ..........................................           258,761
    575,000  Commercial Mortgage Acceptance Corp., 1997, MLL1 A2, SEQ,
               6.53%, due 12/15/30 ...................................           588,587
    295,294  Daimler-Benz AGT 1997-A Class A, 6.050%, due 03/20/05 ...           296,906
  2,707,375  DLJ Mortage Acceptance Corp. 1997 CF1 S IO, 1.097%,
               due 03/15/17 ..........................................           150,097
    900,000  Empire Funding Home Loan Owner Trust 97-3 A4, 7.160%,
               due 04/25/23 ..........................................           905,850
    700,000  Empire Funding Home Loan Owner Trust 97-5 A2, 6.590%,
               due 05/25/14 ..........................................           700,742
    525,000  Empire Funding Home Loan Owner Trust 97-4 A2, 7.160%,
               due 05/25/12 ..........................................           526,906
    659,455  Empire Home equity Loan 98 2A1, 5.65%, due 4/25/08 ......           658,149
    315,000  First Plus Home Loan Trust 97-3 A2, 6.480%, due 09/10/08            314,408
    310,000  First Plus Home Loan Trust 97-3 A3, 6.570%, due 10/10/10            310,254
    350,000  First Plus Home Loan Trust 97-4 A3, 6.300%, due 08/10/09            349,269
    325,000  First Plus Home Loan Trust 97-4 A3, 6.400%, due 08/10/11            325,410
    858,788  First Plus HEL, 5.65%, due 01/10/11 .....................           854,400
  2,233,297  GMAC 96 C1 X2 I0, 1.967%, due 03/15/21 ..................           160,775
  5,455,084  GMAC 97 C2 X I/0, 1.2732%, due 04/15/29 .................           358,017
    585,000  GS Escrow Corp 144A, 7.125%, due 8/01/05 (a) ............           574,055
    525,000  GS Mortgage Securities Corp. 97-GL A2D, 6.940%,
               due 07/13/30 ..........................................           550,279
  1,285,192  GS Mortgage Securities Corp. 97-GL X2 IO, 1.070%,
               due 07/13/30 ..........................................            61,059
  1,025,000  Indymac HEL 98 A A1, 5.7237%, due 09/25/20 ..............         1,019,291
    605,000  HMH Properties, 7.875%, due 08/01/05 ....................           606,295
  3,540,107  Merrill Lynch Mortgage Investors 1995 C1 IO, 2.188%
               due 05/25/15 (c) ......................................           153,747
  1,273,561  Merrill Lynch Mortgage Investors 1996 C2 IO, 1.532%
               due 11/21/28 ..........................................            98,459
    800,000  Midland Realty Acceptance Corporation, 9.233% due 01/25/29          838,424
    637,544  Morserv Inc. 1996-2 1A1, 6.54% due 11/25/26 (c) .........           642,122
    125,758  Mortgage Capital Funding 1995 MC1 A1B, 7.600%,
               due 05/25/27 ..........................................           129,000
    600,000  Mortgage Capital Funding, Inc. 97-MC1 A3, 7.288%,
               due 07/20/27 ..........................................           630,468
    250,000  Salomon 97 A2, 7.140%, due 03/25/22 .....................           259,415
  1,300,000  WFS AUTO, 5.783%, due 11/20/00 ..........................         1,299,961
    625,000  WFS Auto 97D A3, 6.250%, due 03/20/02 ...................           628,663
    570,000  WFS Financial Owner Trust 97C A3, 6.100%, due 03/20/02 ..           572,234
                                                                            ------------
             TOTAL COLLATERALIZED MORTGAGE
               OBLIGATIONS (COST $18,801,288) ........................        18,381,134
                                                                            ------------
             U.S. GOVERNMENT AGENCY OBLIGATIONS (86.7%) (f)
             FEDERAL GOVERNMENT LOAN MORTGAGE CORPORATION (23.8%)
    220,555  PL#A01521, 9.500%, due 12/01/16 .........................           234,753
 10,775,000  TBA Nov, 6.0% due 10/15/28 (b) ..........................        10,657,660
  1,700,000  TBA Nov, 6.5%, due 11/15/28 (b) .........................         1,713,634
 28,825,000  TBA Dec., 6.0%, due 12/15/28 (b) ........................        28,493,225
                                                                            ------------
                                                                              41,099,272
                                                                            ------------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (17.1%)
     65,987  PL#555201, 11.000%, due 09/01/16 ........................            73,022
    224,955  PL#555283, 10.000%, due 09/01/17 ........................           243,797
  2,471,046  186 IO Strip, 8.0%, due 08/01/27 ........................           377,601
    409,814  GP#D18976 D1 10.000%, due 03/01/20 ......................           447,882
  5,375,000  GP#G00982, 7.5%, due 04/01/28 ...........................         5,497,919
    562,861  GP#A00814 AO, 10.0%, due 11/01/20 .......................           614,464
    395,159  PG#A01417AO, 10.00%, due 03/01/21 .......................           431,656
    493,924  GP#AO1663 AO, 10.00%, due 11/01/16 ......................           539,059
    554,954  GP#Ao1706, 10.00%, due 06/01/17 .........................           605,666
    265,000  1632 SA INV, due 11/15/23 (c) ...........................           242,475
  6,883,574  1534 K INV IO,1.775%, due 06/15/23 ......................           350,374
    414,175  154FC, 6.125%, due 12/15/21 (c) .........................           418,312
    205,000  1985 PR 10, 8.0%, due 07/15/27 ..........................           411,230
    742,295  2030 F MTG, 6.05%, due 02/15/28 (c) .....................           747,535
    557,548  2054 FC MTG, 6.025%, due 05/15/28 (c) ...................           562,611
    667,468  1710D MTG, 6.2%, due 06/15/20 (c) .......................           671,933
     75,725  1933 FM CMO, 6.5%, due 03/15/25 (c) .....................            76,100
    130,994  1933 FO COM, 6.5%, due 03/15/25 (c) .....................           131,642
     57,316  GP#180881, 10.500%, due 10/01/11 ........................            62,761
     61,286  PL#308433, 10.500%, due 11/01/18 ........................            67,109
  2,000,000  Federal Mortgage Corp., 5.38%, due 11/05/98 .............         1,998,505
  6,000,000  Fed Home Loan Mortgage Corp., 5.1%, due 11/17/98 ........         5,985,550
  6,000,000  Fed Home Loan Mortgage Corp., 4.76%, due 11/30/98 .......         5,976,200
  3,000,000  FHLB DN, 4.77%, due 11/24/98 ............................         2,990,460
                                                                            ------------
                                                                              29,523,863
                                                                            ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (33.2%)
  5,000,000  FNMA DN, 5.3%, due 11/04/98 .............................         4,997,056
    474,048  94-50 FD MTG, 6.200%, due 03/25/24 (c) ..................           475,669
    101,001  96 14 PC PO, due 12/25/23 ...............................            86,497
      6,396  PC#088027 CL, 10.000%, due 01/01/20 .....................             6,968
      8,077  PC#082406 CL, 10.000%, due 09/01/19 .....................             8,799
      9,699  PC#087291 CL, 10.000%, due 01/01/20 .....................            10,573
     12,293  PC#084964 CL, 10.000%, due 11/01/19 .....................            13,394
     12,835  PC#088383 CL, 10.000%, due 11/01/18 .....................            13,985
     13,623  PC#083880 CL, 10.000%, due 11/01/19 .....................            14,841
     22,982  PC#082931 CL, 10.000%, due 10/01/19 .....................            25,042
     48,867  PC#083435 CL, 10.000%, due 11/01/19 .....................            53,235
     62,725  PC#124783, 10.5%, due 12/01/16 ..........................            67,662
     67,454  FNMA, 10.00%, due 05/01/22 ..............................            72,119
    648,250  FNMA due 06/25/22 .......................................            46,864
    196,894  FNMA 94 97 FC, 6.3875%, due 03/25/24 ....................           198,723
     78,180  96 54 O PO, due 11/25/23 ................................            65,835
    128,382  PC#044176 CL, 10.000%, due 06/01/20 .....................           139,949
    312,316  97 70 FA, 6.137%, due 07/18/20 (c) ......................           314,071
    416,533  97 43 FA, 6.1875%, due 7/18.27 (c) ......................           419,232
    457,064  PC#323073CL, 10.500%, due 02/01/28 ......................           498,200
    974,802  FNMA, 9.5%, due 08/01/22 ................................         1,053,966
    981,922  PC#427683, 10.00%, due 06/01/09 .........................         1,056,410
  1,000,000  97 30 SP INV I0, due 04/25/22 ...........................           118,070
  1,161,894  98 22 FA, 6.025%, due 04/18/28 (c) ......................         1,164,485
  1,215,948  PC#418458, 10.00%, due 11/01/18 .........................         1,325,395
  3,007,534  291 2 IO, 8.00%, due 11/01/27 ...........................           463,822
 45,175,000  TBA Dec, 6.0%, due 12/25/28 (b) .........................        44,768,590
                                                                            ------------
                                                                              57,479,452
                                                                            ------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (12.6%)
     69,214  PL#038500, 11.000%, due 01/15/10 ........................            76,589
     37,603  PL#038712 SF, 11.000%, due 03/15/10 .....................            41,610
     30,996  PL#039798 SF, 11.000%, due 06/15/10 .....................            34,299
     53,166  PL#041650, 11.000%, due 08/15/10 ........................            58,831
     58,762  PL#041840, 11.000%, due 08/15/10 ........................            65,024
     39,343  PL#042490 SF, 11.000%, due 07/15/10 .....................            43,536
     37,028  PL#043699, 11.000%, due 09/15/10 ........................            40,974
     40,732  PL#044103, 11.000%, due 09/15/10 ........................            45,072
     27,352  PL#120587, 13.5%, due 11/15/14 ..........................            31,660
     44,349  PL#136224 SF, 10.00%, due 11/15/15 ......................            48,600
     20,998  PL#150312, 11.500%, due 02/15/16 ........................            23,590
     36,993  PL#163997, 10.500%, due 08/15/16 ........................            40,495
     26,075  PL#164353, 10.500%, due 06/15/16 ........................            28,544
     77,765  PL#164356, 10.5%, due 06/15/16 ..........................            86,504
     51,407  PL#199010, 10.00%, due 1/15/17 ..........................            56,811
     31,851  PL#227192SF, 10.00%, due 06/15/19 .......................            34,899
     47,880  PL#253821 SF, 10.00, due 10/15/18 .......................            52,468
     50,464  PL#257153, 10.00%, due 11/15/18 .........................            55,299
     35,388  PL#258345 SF, 10.00%, due 06/15/19 ......................            38,775
     55,494  PL#266007 SF, 10.00%, due 09/15/19 ......................            60,805
     33,614  PL#265085,10.00%, due 04/15/19 ..........................            36,831
     47,674  PL#271874 SF, 10.00%, due 04/15/19 ......................            52,237
     84,352  PL#278742, 10.50%, due 09/15/19 .........................            92,339
    142,392  PL#282210, 10.50%, due 11/15/19 .........................           158,528
     40,694  PL#301274 SF, 10.00%, due 01/15/21 ......................            44,581
    432,051  PL#780066 SP, 10.500%, due 12/15/20 .....................           477,974
    145,446  PL#780081, 10.000%, due 02/15/25 ........................           159,384
    143,923  PL#780127 SP, 10.50%, due 04/15/25 ......................           159,220
    263,406  PL#780164, 10.00%, due 12/15/17 .........................           288,657
    739,662  PL#780203, 9.5%, due 12/15/17 ...........................           800,284
    571,723  PL#780311, 9.5%, due 12/15/21 ...........................           617,792
    255,856  PL#780378, 11.000%, due 01/15/19 ........................           286,116
    267,771  PL#780384, 11.000%, due 12/15/17 ........................           299,813
    427,539  PL#780472, 10.000%, due 03/15/25 ........................           468,510
    100,069  PL#780517, 10.500%, due 01/15/18 ........................           110,662
    746,736  PL#780614, 11.000%, due 03/15/18 ........................           776,570
    746,736  PL#780784, 10.000%, due 08/15/21 ........................           818,064
  1,985,769  PL# 780804, 10.00%, due 12/15/20 ........................         2,176,065
  1,288,888  PL#780826, 9.5%, due 05/15/18 ...........................         1,394,525
    407,517  PL#80106, 6.00%, due 08/20/27 ...........................           409,310
  1,210,168  PL# 080123, 6.5%, due 10/20/27 ..........................         1,213,920
  1,628,517  PL# 080137, 6.5%, due 11/20/27 ..........................         1,633,565
    390,651  PL#80145,6.5%, due 12/20/27 .............................           391,862
    402,220  PL#080156, 6.500%, due 01/20/08 .........................           403,668
    209,225  PL#8599, 6.875%, due 02/20/25 ...........................           210,564
    618,285  PL#8613 AR 6.875%, due 03/20/25 .........................           622,242
    156,023  PL# 8619, 6.875%, due 04/20/25 ..........................           156,975
    785,713  PL#8621, 6.875%, due 04/20/25 ...........................           790,506
    553,145  PL#8623 G2AR, 6.875%, due 04/20/25 ......................           556,575
  1,205,284  GNMA II, 6.875%, due 04/20/25 ...........................         1,213,480
    184,185  PL#8628, 6.875%, due 05/20/25 ...........................           185,309
    366,457  PL#8631, 6.875%, due 05/20/25 ...........................           368,729
    189,838  PL#8634, 6.875%, due 05/20/25 ...........................           191,129
    488,578  PL#8643, 6.875%, due 06/20/25 ...........................           491,607
    316,557  PL#8646, 7.375%, due 06/20/25 ...........................           318,710
    222,521  PL#8663, 7.000%, due 07/20/25 ...........................           223,723
    801,489  PL#8686, 7.125%, due 08/20/25 ...........................           805,737
    738,664  94 97 FC, 6.3875%, due 07/18/28 .........................           743,768
    760,079  FNR 98 43 FC Mtg Fltr, 6.0375% 07/18/28..................           762,375
                                                                            ------------
                                                                              21,876,291
                                                                            ------------
             TOTAL U.S. GOVERNMENT AGENCY
               OBLIGATIONS (COST $150,278,058) .......................      $149,978,878
                                                                            ------------
             U.S. TREASURY OBLIGATIONS (8.6%) (f)
  2,825,000  U.S. Treasury Note, Inflation Index, 3.625%. due 01/15/08         2,856,589
  3,235,901  U.S. Treasury Note, Inflation Index, 3.625%. due 07/15/02         3,291,623
  8,016,060  U.S. Treasury Note, Inflation Index, 3.375%. due 01/15/07         8,112,153
  2,000,000  U.S. Treasury Strip, 0.00%, due 2/15/19 .................           642,104
                                                                            ------------
             TOTAL U.S. TREASURY OBLIGATIONS
               (COST $14,633,329) ....................................        14,902,469
                                                                            ------------
             YANKEE BONDS (1.0%) (f)
  1,745,000  Republic of Argentina, 5.250%, due 03/31/23 .............         1,208,413
    590,000  Republic of Colombia, 8.70%, due 02/15/16 ...............           415,263
    235,000  Republic of Korea, 8.875%, due 04/15/08 .................           211,655
                                                                            ------------
             TOTAL YANKEE BONDS (COST $1,925,224) ....................         1,835,331
                                                                            ------------
             SHORT TERM INVESTMENTS (5.8%) (f)
 10,000,000  Federal Home Loan Mortgage Corp Discount Note,
               due 11/08/98 (Cost $9,991,467).........................         9,991,467
                                                                            ------------
TOTAL INVESTMENTS (144.5%)(g)
  (Identified Cost $252,084,279) .....................................       250,121,087
OTHER LIABILITIES IN EXCESS OF ASSETS (-44.5%) .......................       (77,048,409)
                                                                            ------------
NET ASSETS (100.0%) ..................................................      $173,072,678
                                                                            ============
CL       -  Conventional Loan
CMO      -  Collateralized Mortgage Obligation
FD       -  Federal Deposit
FHLB     -  Federal Home Loan Bank
FNMA     -  Federal National Mortgage Association
GNMA     -  Government National Mortgage Association
GP       -  Graduated Payment
INV      -  Inverse
IO       -  Interest only
PC#      -  Pool Number
PL#      -  Pool Number
PO       -  Principal only
SA       -  Spanish/French Corporation
TBA      -  Pool Number to be Announced

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Security purchased on a delayed delivery basis collateralized by cash and cash equivalents.
(c) Represents a variable rate note. Interest rate disclosed represents current rate at
    October 31, 1998.
(d) Preferred Stock.
(e) For Federal income tax purposes, the cost of securities owned at October 31, 1998 was
    $252,395,930 resulting in net unrealized depreciation of securities as follows:

        Gross unrealized appreciation ................................       $ 1,483,703
        Gross unrealized depreciation ................................        (3,758,546)
                                                                            ------------
        Net annualized depreciation ..................................       $(2,274,843)
                                                                             ===========
(f) Percentages based on net assets at October 31, 1998.
(g) A large portion of the portfolio pricing procedures are carried out by a separate division of the sub-adviser.

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS (h)

LONG POSITIONS:
                                                                                                 NET
                                                                                              UNREALIZED
                                                                                             APPRECIATION
    EXPIRATION        NUMBER OF                                              CONTRACT       (DEPRECIATION)
       DATE           CONTRACTS    CONTRACTS                                  VALUE          OF CONTRACTS
       ----           ---------    ---------                                  -----          ------------
12/31/98                 40        Municipal Bond Index                     $5,018,750         $(29,939)
12/31/98                 38        U.S. Treasury 2 Yr. Note                  8,080,938          (15,733)
12/31/98                  4        U.S. Treasury Long Bond                     515,625              978
                                                                                               --------
NET UNREALIZED DEPRECIATION ON OPEN FUTURES CONTRACTS                                          $(44,694)
                                                                                               ========
(h) All of the open financial futures contracts are collateralized by cash and cash equivalents.

                               See notes to financial statements

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

                                                                                         VALUE
SECURITY DESCRIPTION                                                    SHARES          (NOTE 2)
--------------------                                                    ------          --------
COMMON STOCKS (96.8%) (c)
AUSTRALIA (5.2%)
Australia & New Zealand Bank Group ...........................           215,000     $  1,231,007
Broken Hill Proprietary ......................................            83,649          711,870
Broken Hill Proprietary ADR ..................................            83,800        1,429,838
Coles Myer Ltd. ..............................................           409,709        1,758,735
Lend Lease Corp Ltd. .........................................            52,659        1,163,084
Standard Chartered Plc .......................................           149,800        1,610,878
Western Mining Corp. Holding Ltd. (b) ........................           354,952        1,205,842
Westpac Banking Corp. ........................................           255,000        1,552,580
                                                                                     ------------
                                                                                       10,663,834
                                                                                     ------------
BRAZIL (0.3%)
Centrais Geradoras Do ADR ....................................             4,920           27,840
Electrobras PN ADR ...........................................             3,200           37,020
Telecomunicacoes Brasileiras ADR .............................             7,700          584,719
                                                                                     ------------
                                                                                          649,579
                                                                                     ------------
CANADA (7.6%)
Bank of Montreal .............................................            25,321        1,036,494
Bombardier Inc. Class B ......................................           169,000        2,000,811
National Bank of Canada ......................................            52,100          780,740
Newcourt Credit Ltd. .........................................            70,800        2,330,911
Northern Telecom Ltd. ........................................            28,000        1,198,750
Rogers Communications, Class B (b) ...........................            53,000          414,063
Royal Bank of Canada .........................................            48,500        2,237,009
Suncor Energy Inc. ...........................................            39,000        1,238,250
The Bank of Nova Scotia ......................................            75,000        1,566,656
Thomson Corp. ................................................           115,000        2,838,631
                                                                                     ------------
                                                                                       15,642,315
                                                                                     ------------
FINLAND (3.8%)
Metra OY B shares ............................................            61,000        1,065,820
Nokia Oyj-A ..................................................            47,100        4,292,445
Nokia Corp. ..................................................             8,500          791,031
UPM-Kymmene ..................................................            70,000        1,667,825
                                                                                     ------------
                                                                                        7,817,121
                                                                                     ------------
FRANCE (7.2%)
Bougues ......................................................             9,344        1,885,417
Compagnie De Saint Goban .....................................            11,000        1,627,547
Peugeot SA ...................................................            18,000        3,003,456
Renault SA (b) ...............................................            29,300        1,252,565
Suez Lyonnaise Des Eaux-Dumex ................................             8,500        1,522,338
Synthelabo ...................................................            11,600        2,213,262
Television Francaise .........................................            10,000        1,652,387
Valeo ........................................................            18,460        1,598,254
                                                                                     ------------
                                                                                       14,755,226
                                                                                     ------------
GERMANY (9.6%)
Bayer AG .....................................................            22,600          918,411
Bayerische Motoren Werke AG New Shares .......................               600          409,396
Bayerische Motoren Werke AG ..................................               800          563,734
Coca Cola Bundled ............................................           199,783          738,459
Deutsche Telekom AG ..........................................           129,800        3,536,366
Mannesmann AG ................................................            78,500        7,726,285
Metallgesellschaft AG ........................................            83,300        1,308,274
Munchener Ruck INH ...........................................             1,250          381,921
Munchener Ruck Nam 50% paid ..................................             1,900          869,633
Schw Rueckversicherungs-Reg ..................................               500        1,112,340
Siemens AG ...................................................            37,000        2,225,228
                                                                                     ------------
                                                                                       19,790,047
                                                                                     ------------
HONG KONG (1.9%)
Hang Seng Bank ...............................................           203,000        1,756,101
Hong Kong Electric Holdings (b) ..............................           254,000          931,388
Hong Kong Telecom ............................................           610,800        1,222,389
                                                                                     ------------
                                                                                        3,909,878
                                                                                     ------------
ITALY (4.9%)
Alleanza Assicurazioni SpA Azione Nom ........................               330            4,082
Assicurazione Generali .......................................            69,000        2,459,058
ENI SpA ......................................................           237,400        1,414,683
Telecom Italia Mobile-DNRC ...................................           988,000        3,502,161
Telecom Italia SpA ...........................................           163,611        1,182,259
Telecom Italia SpA RNC .......................................           310,000        1,568,957
                                                                                     ------------
                                                                                       10,131,200
                                                                                     ------------
JAPAN (19.4%)
Acom Co. Ltd. ................................................            18,500        1,034,354
Adventest Corp. ..............................................            24,277        1,532,494
Asahi Breweries Ltd. .........................................           281,000        4,018,251
Hirose Electronics Co. Ltd. ..................................            34,000        1,971,057
Honda Motor Co., Ltd. ........................................            40,000        1,202,388
Hoya Corp. ...................................................            49,000        2,099,970
Keyence Corporation ..........................................            16,500        1,655,172
Kokusai Electric .............................................            44,000          216,155
Kyocera Corp. ................................................            24,100        1,065,960
Minebea Co., Ltd. ............................................            21,000          197,492
Murata Manufacturing Co., Ltd. ...............................            58,000        1,937,734
Nichiei Co., Ltd. ............................................            25,040        1,961,307
Nikon Corp. ..................................................            34,000          311,281
Nintendo Corp. ...............................................            26,500        2,253,188
Nippon Telegraph & Telephone Corp. ...........................             2,080        1,629,201
Nissan Motors ................................................           480,000        1,302,701
Nomura Securities Co., Ltd. ..................................           130,000          982,522
Rohm Company .................................................            18,000        1,592,305
Sakura Bank Ltd. .............................................           170,000          423,412
Sankyo Co., Ltd. .............................................               500           11,294
Shiseido Co. .................................................           161,000        1,764,384
Soft Bank Corp. ..............................................            20,286          885,068
Sony Corp. ...................................................            38,800        2,465,925
Sumitomo Realty & Development ................................           158,000          473,586
Sumitomo Marine & Fire .......................................            42,000          246,009
Suzuki Motor Corp. ...........................................           101,000        1,163,233
Takefugi Corp. ...............................................            28,200        1,504,032
Tokyo Electron Ltd. ..........................................            85,900        2,796,075
Yasuda F&M Insurance .........................................           244,000        1,202,869
                                                                                     ------------
                                                                                       39,899,419
                                                                                     ------------
KOREA (0.6%)
Samsung Electronics GDR (b) ..................................            53,520        1,216,242
                                                                                     ------------
MALAYSIA (0.2%)
Malaysian Airline System Berhad ..............................           412,000          192,987
Sime Darby Berhad ............................................           361,000          262,197
                                                                                     ------------
                                                                                          455,184
                                                                                     ------------
MEXICO (1.7%)
Cemex SA de CV ADR (b) .......................................           130,000          706,329
Cemex Spons ADR ..............................................             3,900           17,915
Grupo Financiero Banamex Series "L" Shares ...................             2,337            2,081
Panamerican Beverages, Inc., Class A .........................            55,000        1,113,750
Telefonos De Mexico ADR ......................................            29,600        1,561,400
                                                                                     ------------
                                                                                        3,401,475
                                                                                     ------------
NETHERLANDS (4.4%)
Aegon NV .....................................................            37,456        3,248,765
ASM Lithography Holding NV ...................................            68,000        1,724,651
Heineken NV ..................................................            30,000        1,597,196
KON Ahold NV .................................................            71,793        2,385,545
                                                                                     ------------
                                                                                        8,956,157
                                                                                     ------------
NORWAY (2.2%)
Norsk Hydro ASA ..............................................            72,400        3,158,986
Norsk Hydro ASA ADR ..........................................             3,300          143,344
Orkla AS A-AKSJER (b) ........................................            68,000        1,154,350
                                                                                     ------------
                                                                                        4,456,680
                                                                                     ------------
PORTUGAL (0.6%)
Portugal Telecom S.A. ADR ....................................            27,400        1,294,650
                                                                                     ------------
SINGAPORE (0.4%)
Singapore Press Holdings Ltd. ................................           100,370          863,397
                                                                                     ------------
SOUTH AFRICA (0.6%)
De Beers Consolidated Mines Ltd. .............................            79,000        1,135,625
                                                                                     ------------
SPAIN (2.3%)
Corporacion Mapfre ...........................................            18,676          493,218
Telefonica ...................................................            93,709        4,231,075
                                                                                     ------------
                                                                                        4,724,293
                                                                                     ------------
SWEDEN (5.4%)
Astra AB A-F .................................................           212,733        3,448,104
Ericsson AB B Free ...........................................            97,020        2,187,907
Ericsson LM Telephone ADR ....................................               300            6,788
Forenings Sparbanken .........................................            46,000        1,246,589
Gambro B .....................................................            54,100          596,143
Hennes & Mauritz AB A-F ......................................            20,500        1,444,679
Scania AB-A ..................................................            68,700        1,223,563
Scania AB B ..................................................            60,000        1,076,302
                                                                                     ------------
                                                                                       11,230,075
                                                                                     ------------
SWITZERLAND (3.9%)
Holderbank Finan Glaris-B ....................................             1,630        1,814,317
Nestle .......................................................             1,289        2,738,305
Novartis AG Registered .......................................             1,064        1,914,996
Swisscom AG ..................................................             4,832        1,635,973
                                                                                     ------------
                                                                                        8,103,591
                                                                                     ------------
TAIWAN (0.6%)
Taiwan Semiconductor ADR (b) .................................            89,160        1,331,828
                                                                                     ------------
UNITED KINGDOM (13.8%)
Barclays plc .................................................            43,100          920,461
BOC Group ....................................................           154,500        2,177,300
British Petroleum plc ADR ....................................            24,400        2,157,875
British Petroleum plc ........................................            46,374          694,277
Caradon plc ..................................................           400,000          830,155
Enterprise Oil plc ...........................................           100,000          682,870
HSBC Holdings plc ............................................            58,300        1,327,043
Imperial Chemical Industries .................................            81,900          735,413
Lucasvarity ..................................................           345,000        1,177,950
Morgan Crucible Company plc ..................................           154,810          816,182
National Westminister Bank plc ...............................            96,876        1,605,199
Reckitt and Colman plc .......................................            89,390        1,545,492
Reuters Group plc ADR ........................................               780           47,288
Reuters Group plc ............................................           206,666        2,127,266
Shell Transport & Trading plc ................................           219,000        1,319,545
Storehouse plc ...............................................           420,000        1,230,170
Tate & Lyle plc ..............................................           240,000        1,405,908
T.I. Group plc ...............................................           190,000        1,132,091
United Utilities plc .........................................           132,247        1,934,527
Zeneca Group plc ADR .........................................             1,800           70,200
Zeneca Group plc .............................................           116,100        4,457,622
                                                                                     ------------
                                                                                       28,394,834
                                                                                     ------------
UNITED STATES (0.2%)
Coca Cola Beverages ..........................................           195,570          399,564
                                                                                     ------------
TOTAL COMMON STOCK (COST $188,061,275) .......................                        199,222,214
                                                                                     ------------

PREFERRED STOCK (0.6%)
AUSTRALIA (0.3%)
News Corporation Ltd. ........................................           104,586          629,578
                                                                                     ------------
JAPAN (0.3%)
Sakura Finance (Bermuda Trust) Conv Pref Ser II ..............       120,000,000          592,606
                                                                                     ------------
TOTAL PREFERRED STOCK (COST $1,430,423) ......................                          1,222,184
                                                                                     ------------
                                                                  PRINCIPAL
                                                                    AMOUNT
                                                                    ------
LONG TERM CORPORATE DEBT (0.1%)
JAPAN
Asahi Breweries 1.00 DTD 7/1/94 Due 12/26/03
  (Cost $165,095) ............................................  JPY   14,000,000           175,188
                                                                                     ------------

                                                                        SHARES
                                                                        ------
SHORT TERM INVESTMENTS (3.6%)
Investors Cash Reserve Fund (Cost $7,391,479) ................         7,391,479        7,391,479
                                                                                     ------------
TOTAL INVESTMENTS (101.1%)
  Identified Cost ($189,656,793) (a) .........................                        208,011,065
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.1)%                                          (2,273,703)
                                                                                     ------------
TOTAL NET ASSETS (100.0%) ....................................                       $205,737,362
                                                                                     ============

--------------------------------------------------------------------------------------------------
ADR           = American depository receipt          GDR       = Global depositary receipt
JPY           = Japanese Yen

(a) For federal income tax purposes, the cost of securities owned at October 31, 1998 was
    $190,168,294 resulting in net unrealized appreciation of securities as follows:
          Gross unrealized appreciation ........................    $39,772,990
          Gross unrealized depreciation ........................    (21,930,219)
                                                                    -----------
          Net unrealized appreciation ..........................    $17,842,771
                                                                    ===========
(b) Represents non income producing security.
(c) Percentages based on net assets at October 31, 1998.

                               See notes to financial statements

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1998
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                 PRINCIPAL                                              NET
                                                   VALUE                                             UNREALIZED
 EXPIRATION         CONTRACT TO                    LOCAL                            VALUE          APPRECIATION/
    DATE            DELIVER/RECEIVE              CURRENCY        COST U.S.$        (NOTE 2)        (DEPRECIATION)
    ----            ---------------              --------        ----------        --------        --------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY:
02/04/99            German Mark                  1,020,188       $  622,971       $  618,722        $    (4,249)
11/10/98            German Mark                  1,784,886        1,013,728        1,078,345             64,617
11/30/98            German Mark                  1,776,483          990,520        1,074,319             83,799
01/06/99            German Mark                  1,342,264          826,104          813,137            (12,967)
11/06/98            German Mark                  3,929,592        2,400,000        2,373,611            (26,389)
11/06/98            German Mark                  3,274,660        2,000,000        1,978,009            (21,991)
04/26/99            German Mark                  1,278,287          788,247          777,362            (10,885)
04/28/99            German Mark                    946,054          574,309          575,361              1,052
07/30/99            Australian Dollar            1,880,776        1,189,784        1,179,525            (10,259)
01/08/99            Swiss Franc                  2,525,786        1,802,395        1,877,940             75,545
01/28/99            Japanese Yen                25,266,160          209,678          219,990             10,312
03/15/99            Japanese Yen               363,156,987        2,740,166        3,181,494            441,328
01/08/99            Japanese Yen               329,532,060        2,462,116        2,860,757            398,641
12/11/98            Japanese Yen                67,409,920          589,315          582,594             (6,721)
12/11/98            Japanese Yen               113,732,635          991,272          982,941             (8,331)
11/02/98            Japanese Yen                32,841,074          279,617          282,176              2,559
11/04/98            Japanese Yen                30,227,586          258,798          259,794                996
11/04/98            Japanese Yen                16,097,980          138,668          138,356               (312)
11/04/98            Japanese Yen               109,894,510          947,048          944,500             (2,548)
11/05/98            Japanese Yen                10,134,763           87,436           87,116               (320)
11/05/98            Japanese Yen                90,587,700          780,794          778,676             (2,118)
                                                                -----------      -----------        -----------
                                                                $21,692,966      $22,664,725        $   971,759
                                                                -----------      -----------        -----------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL:
03/23/99            Australian Dollar            1,533,059      $   895,000      $   960,995        $   (65,995)
07/08/99            Swiss Franc                  2,525,786        1,766,000        1,877,940           (111,940)
11/06/98            German Mark                  3,274,660        2,001,748        1,978,009             23,739
11/06/98            German Mark                  1,393,592          851,880          841,778             10,102
11/05/98            German Mark                     90,870           54,955           54,886                 69
07/30/99            British Pound                  724,462        1,189,785        1,197,435             (7,650)
01/04/99            British Pound                  458,743          780,000          765,251             14,749
01/08/99            Japanese Yen               329,532,060        2,587,000        2,860,757           (273,757)
01/28/99            Japanese Yen                25,266,160          212,000          219,990             (7,990)
03/15/99            Japanese Yen               363,156,987        2,953,000        3,181,494           (228,494)
11/27/98            Japanese Yen               277,191,480        2,104,000        2,390,186           (286,186)
11/04/98            Japanese Yen               109,894,510          781,000          944,500           (163,500)
11/05/98            Japanese Yen                12,824,372          110,641          110,236                405
02/04/99            Japanese Yen                71,000,000          622,971          618,767              4,204
08/06/99            Japanese Yen                71,000,000          627,375          626,273              1,102
11/04/98            Japanese Yen                16,097,980          113,000          138,356            (25,356)
11/05/98            Japanese Yen                90,587,700          630,000          778,676           (148,676)
03/03/99            Japanese Yen                67,896,570          511,000          593,862            (82,862)
06/04/99            Japanese Yen               424,544,000        3,200,000        3,757,207           (557,207)
12/10/98            Japanese Yen               220,743,140        1,691,000        1,907,468           (216,468)
12/11/98            Japanese Yen               113,732,635          841,000          982,941           (141,941)
12/11/98            Japanese Yen                67,409,920          512,000          582,594            (70,594)
12/17/98            Japanese Yen                36,582,480          279,000          316,482            (37,482)
12/21/98            Japanese Yen               160,365,600        1,200,000        1,388,278           (188,278)
10/13/99            Japanese Yen               189,354,000        1,650,000        1,701,620            (51,620)
04/26/99            Japanese Yen                90,317,390          788,248          795,726             (7,478)
04/26/99            Japanese Yen                93,308,794          811,000          822,081            (11,081)
04/28/99            Japanese Yen                66,895,500          574,309          589,531            (15,222)
11/04/98            Japanese Yen                 6,483,520           55,510           55,723               (213)
01/15/99            Swedish Krona                1,736,508          221,000          223,110             (2,110)
11/04/98            Swedish Krona                  489,712           62,866           62,758                108
05/17/99            Singapore Dollar               322,401          188,000          200,561            (12,561)
11/10/98            Canadian Dollar              1,548,520        1,013,728        1,004,542              9,186
11/30/98            Canadian Dollar              1,545,440          990,520        1,002,531            (12,011)
01/06/99            Canadian Dollar              1,275,917          826,104          827,780             (1,676)
11/02/98            Canadian Dollar                 30,049           19,387           19,493               (106)
11/03/98            Canadian Dollar                 48,544           31,465           31,491                (26)
                                                                -----------      -----------        -----------
                                                                $33,746,492      $36,411,308        $(2,664,816)
                                                                -----------      -----------        -----------
NET UNREALIZED DEPRECIATION ON OPEN FORWARD
  FOREIGN CURRENCY CONTRACTS ...............................................................        $(1,693,057)
                                                                                                    ===========

                               See notes to financial statements

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
OCTOBER 31, 1998

                                                                                       VALUE
SECURITY DESCRIPTION                                                     SHARES       (NOTE 2)
--------------------                                                     ------       --------
COMMON STOCKS (95.6%) (c)
AIRLINES (1.4%)
Atlas Air, Inc. (a) ..........................................            53,900     $  1,859,550
Skywest Inc. .................................................            28,000          714,000
                                                                                     ------------
                                                                                        2,573,550
                                                                                     ------------
BROADCASTING (2.4%)
Hearst-Argyle Television Inc (a) .............................            13,500          373,781
Heftel Broadcasting Corp. (a) ................................            23,900          982,888
Jacor Communications, Inc. (a) ...............................            56,325        3,097,875
                                                                                     ------------
                                                                                        4,454,544
                                                                                     ------------
BUILDING (1.6%)
Newport News Shipbuilding ....................................           112,700        2,965,419
                                                                                     ------------

BUSINESS SERVICES (16.5%)
ABR Information Services, Inc. ...............................            11,000          207,625
Boron Lepore & Associates ....................................               700           18,900
Bright Horizons Inc. .........................................             9,500          175,750
Ceridian Corp. ...............................................            29,400        1,686,801
Dendrite International, Inc. (a) .............................            50,824        1,048,245
Diamond Technology Partners Inc. (a) .........................             2,100           27,038
DST Systems, Inc. (a) ........................................            71,030        3,551,500
Equity Corporation International (a) .........................            58,485        1,451,159
Franklin Covey Co. (a) .......................................            20,800          410,800
Galileo International Inc. ...................................            34,600        1,312,638
Gemstar Intl. Group Ltd. .....................................            81,500        4,451,937
Global Directmail Corp. (a) ..................................            93,650        1,334,513
Infousa Inc. (Class B) .......................................            68,045          348,731
Infousa Inc. (Class A) .......................................           108,845          408,169
Interim Services, Inc. (a) ...................................           122,124        2,595,135
International Network Services (a) ...........................             8,900          378,250
Memberworks Inc. (a) .........................................            18,400          425,500
META Group, Inc. (a) .........................................            64,170        1,540,080
Modis Professional Services ..................................           108,464        1,911,678
National Processing, Inc. (a) ................................            75,100          441,213
Parexel International Corp. ..................................            12,400          273,575
Personnel Group of Amer Inc. .................................            34,800          539,400
Renaissance Worldwide Inc. ...................................            46,700          440,731
Snyder Communications, Inc. (a) ..............................             9,327          332,857
Superior Consultant Holdings (a) .............................            18,200          673,400
Technology Solutions Co. (a) .................................           185,425        2,225,100
TeleTech Holdings, Inc. (a) ..................................            42,100          415,738
Transaction Systems Architects, Inc. (Class A) (a) ...........            57,735        2,083,876
                                                                                     ------------
                                                                                       30,710,339
                                                                                     ------------
COMPUTER & OFFICE EQUIPMENT (4.1%)
Advanced Fibre Communication .................................            30,100          291,594
Affiliated Computer Services (a) .............................           154,405        5,712,985
Corporate Express, Inc. (a) ..................................           105,900        1,237,706
Kla-Tencor Corporation .......................................            11,600          427,750
                                                                                     ------------
                                                                                        7,670,035
                                                                                     ------------
COMPUTER SOFTWARE & SYSTEMS (18.8%)
Acxiom Corp. .................................................            59,640        1,498,455
Aspen Technologies, Inc. (a) .................................            80,600        1,128,400
Autodesk Inc. ................................................            17,300          539,544
Black Box Corp. (a) ..........................................            25,100          837,713
BMC Software, Inc. ...........................................             8,400          403,725
Cadence Design Systems, Inc. (a) .............................           173,066        3,699,286
Caliber Learning Network Inc. ................................            24,900          104,269
Cambridge Technology Partners ................................            89,500        1,980,188
CBT Group Plc (ADR) ..........................................           294,800        3,519,175
Clarify, Inc. (a) ............................................            30,600          416,925
Computer Learning Center (a) .................................            93,200          832,975
Compuware Corp. (a) ..........................................            30,600        1,658,138
Edify Corporation (a) ........................................            41,000          210,125
Elsag Bailey Process Auto NV .................................             8,400          307,650
Fair, Isaac & Co, Inc. .......................................            28,300        1,135,538
Gartner Group Inc (Class A) ..................................            22,500          447,188
Harbinger Corp. (a) ..........................................            81,350          538,944
Intelligroup, Inc. (a) .......................................             8,700          150,075
JDA Software Group ...........................................            61,700          586,150
Mecon, Inc. (a) ..............................................            40,300          261,950
Novellus System Inc. .........................................            16,700          648,169
Peerless Systems Corp. (a) ...................................            33,300          228,938
RWD Technologies, Inc. (a) ...................................             7,500          141,563
SCB Computer Technology, Inc. (a) ............................            40,240          296,770
Security Dynamics Technologies, Inc. (a) .....................            87,400          895,850
Sterling Software, Inc. (a) ..................................            74,900        1,961,444
Summit Design, Inc. (a) ......................................            82,900          694,288
SunGard Data Systems, Inc. (a) ...............................            59,252        1,999,755
Sylvan Learning Systems Inc. .................................            17,700          546,488
Synopsys, Inc. (a) ...........................................           101,018        4,571,065
USCS International, Inc. (a) .................................            72,000        2,142,000
Vantive Corp. (a) ............................................            66,400          485,550
Xionics Document Tech, Inc. (a) ..............................            71,800          224,375
                                                                                     ------------
                                                                                       35,092,668
                                                                                     ------------
CONSTRUCTION SERVICES (0.3%)
Barnett, Inc. (a) ............................................            34,135          477,890
                                                                                     ------------
CONSUMER GOODS & SERVICES (0.9%)
Alternative Resources Corp. (a) ..............................            58,070          508,113
Blyth Industries, Inc. (a) ...................................            39,375        1,087,734
                                                                                     ------------
                                                                                        1,595,847
                                                                                     ------------
ELECTRONICS (1.4%)
Actel Corp. (a) ..............................................            39,200          502,250
Belden, Inc. .................................................            39,045          568,593
Microchip Technology, Inc. (a) ...............................            16,582          448,750
PMC-Sierra, Inc. (a) .........................................            24,900        1,117,388
                                                                                     ------------
                                                                                        2,636,981
                                                                                     ------------
ELECTRICAL EQUIPMENT (4.3%)
AFC Cable Systems, Inc. (a) ..................................            26,600          655,025
Analog Devices (a) ...........................................            64,940        1,290,683
Burr (Brown Corp. (a) ........................................            80,043        1,485,798
Dupont Photomasks, Inc. (a) ..................................            17,315          627,669
Lattice Semiconductor Corp. (a) ..............................            37,900        1,288,600
Phototronics, Inc. (a) .......................................            54,400        1,186,600
Sipex Corporation (a) ........................................            53,900        1,495,725
                                                                                     ------------
                                                                                        8,030,100
                                                                                     ------------
FINANCIAL SERVICES (4.1%)
BA Merchant Services, Inc. (Class A) (a) .....................            38,700          628,875
Conning Corp. ................................................            24,000          354,000
Fiserv Incorporation .........................................            39,875        1,854,187
NOVA Corporation (a) .........................................            90,240        2,605,680
Paymentech, Inc. (a) .........................................            53,200          817,950
Professional Detailing Inc. ..................................             7,800          182,325
Waddell & Reed Financial Class A .............................            59,800        1,252,063
                                                                                     ------------
                                                                                        7,695,080
                                                                                     ------------
FOOD & BEVERAGE PRODUCTS (1.9%)
Buffetts, Inc. (a) ...........................................           113,094        1,222,829
Robert Mondavi Corp. (Class A) ...............................            35,800        1,214,963
Tootsie Roll Industries, Inc. ................................            26,826        1,061,304
                                                                                     ------------
                                                                                        3,499,096
                                                                                     ------------
INSURANCE (1.0%)
Annuity and Life Re Holdings Ltd. (a) ........................               800           18,700
Executive Risk, Inc. .........................................            17,300          821,750
Life Re Corp. ................................................            11,100        1,035,769
                                                                                     ------------
                                                                                        1,876,219
                                                                                     ------------
MEDICAL & HEALTH PRODUCTS (4.7%)
CYTYC Corp. (a) ..............................................            68,300        1,144,025
Henry Schein Inc. ............................................             8,500          328,844
IDEXX Laboratories, Inc. (a) .................................           165,600        3,777,750
KOS Pharmaceuticals, Inc. (a) ................................             8,300           45,650
Megabios Corp. (a) ...........................................            15,200           80,750
NCS HealthCare, Inc. (Class A) (a) ...........................            67,900        1,196,738
PSS World Medical Inc. (a) ...................................            90,200        1,995,675
Ventana Medical Systems ......................................            13,700          253,450
                                                                                     ------------
                                                                                        8,822,882
                                                                                     ------------
MEDICAL HEALTH TECHNOLOGY & SERVICES (7.8%)
Amerisource Health Corp. (Class A) (a) .......................            10,400          545,350
Apache Medical Systems, Inc. (a) .............................            20,100           23,869
Concentra Managed Care, Inc. (a) .............................           287,783        2,949,776
Envoy Corporation ............................................            59,300        1,749,350
HCIA, Inc. (a) ...............................................            64,200          204,638
Healthsouth Corp. (a) ........................................            22,700          275,238
Hologic, Inc. (a) ............................................            55,200          755,550
Ims Health Inc. ..............................................            14,325          952,613
IDX Systems Corp. (a) ........................................            35,100        1,487,363
Mid Atlantic Medical Services ................................            67,600          528,125
Ocular Sciences Inc. (a) .....................................             2,700           67,838
Orthodonic Centers of America (a) ............................            32,300          611,681
Quorum Health Group, Inc. (a) ................................            51,600          748,200
Steris Corp. (a) .............................................            45,000        1,035,000
Total Renal Care Holdings, Inc. (a) ..........................           103,992        2,547,804
                                                                                     ------------
                                                                                       14,482,395
                                                                                     ------------
NON RETAIL STORES (1.3%)
Micro Warehouse, Inc. (a) ....................................            37,480          817,533
Office Depot .................................................            64,100        1,602,500
                                                                                     ------------
                                                                                        2,420,033
                                                                                     ------------
OIL SERVICES (1.5%)
Dril-Quip, Inc. (a) ..........................................            18,200          382,200
Global Industries Ltd. (a) ...................................           121,100        1,165,588
National-Oilwell, Inc. (a) ...................................            31,700          503,238
Weatherford Enterra, Inc. (a) ................................            25,270          687,028
                                                                                     ------------
                                                                                        2,738,054
                                                                                     ------------
OIL (0.5%)
Newfield Exploration Co. (a) .................................            35,100          853,369
                                                                                     ------------
PRINTING & PUBLISHING (2.0%)
Applied Graphics Technologies, Inc. (a) ......................            31,100          371,256
Harte Hanks Communications ...................................            39,400          957,913
Scholastic Corp. (a) .........................................            61,900        2,441,181
                                                                                     ------------
                                                                                        3,770,350
                                                                                     ------------
REAL ESTATE (0.3%)
Kilroy Realty Corp. ..........................................            24,200          536,938
                                                                                     ------------
RESTAURANTS LODGING & HOSPITALITY (3.6%)
Applebee's International, Inc. ...............................            41,945          854,630
Four Seasons Hotels Inc. .....................................            22,700          522,100
Harrah's Entertainment, Inc. (a) .............................            62,465          882,318
Landry's Seafood Restaurants .................................            63,700          533,488
Meristar Hospitality Corp. ...................................            48,100          889,850
Morton's Restaurants Group Inc. ..............................             1,500           29,250
Papa John's Intl. Inc. .......................................            15,200          577,126
Patriot American Hospitality Inc. ............................            73,329          650,795
Prime Hospitality Corp. (a) ..................................            35,100          320,288
Promus Hotel Corp. (a) .......................................            10,940          348,713
Sholodge, Inc. (a) ...........................................            12,600           69,300
Sonic Corp. (a) ..............................................            41,427          787,113
TaCo Cabana-Class A (a) ......................................            33,920          214,120
                                                                                     ------------
                                                                                        6,679,091
                                                                                     ------------
RETAIL STORES (6.4%)
Ann Taylor Stores Corp. (a) ..................................            45,400        1,316,600
BJ'S Wholesale Club Inc. (a) .................................            21,500          772,656
CSK Auto Corp. (a) ...........................................            45,300        1,180,631
Duane Reade Inc. (a) .........................................            10,100          390,113
Fred Myer Inc. ...............................................            43,270        2,306,832
Gymboree Corp. (a) ...........................................           125,800          841,288
Mazel Stores, Inc. (a) .......................................            42,400          397,500
Petco Animal Supplies, Inc. (a) ..............................           134,400        1,192,800
Regis Corp. ..................................................            54,900        1,684,744
Rite Aid Corp. (a) ...........................................            31,798        1,261,983
Stage Stores Inc. ............................................            40,000          530,000
                                                                                     ------------
                                                                                       11,875,147
                                                                                     ------------
SPECIAL PRODUCTS & SERVICES (1.5%)
Catalina Marketing Corp. (a) .................................            30,700        1,464,006
Input/Output Inc. ............................................            11,300          100,288
Learning Tree International, Inc. (a) ........................           144,500        1,300,500
                                                                                     ------------
                                                                                        2,864,794
                                                                                     ------------
TELECOMMUNICATIONS (6.0%)
Allegiance Telecom Inc. ......................................            13,200          150,975
American Tower Corp. .........................................            53,885        1,178,734
Ascend Communication Inc. ....................................             7,500          361,875
Aspect Telecommunications Corp. (a) ..........................           115,100        1,740,888
Cable Design Technologies (a) ................................            80,947        1,335,626
Citadel Communications .......................................            14,000          287,000
Hyperion Telecomm Inc. .......................................            45,600          444,600
Intermedia Communications, Inc. (a) ..........................            21,900          405,150
Lightbridge Inc. (a) .........................................            77,700          422,494
Natural Microsystems Corp. (a) ...............................            33,000          295,970
Nextlink Communications, Inc. (a) ............................            38,400          984,000
Proxim, Inc. (a) .............................................            36,800          549,700
Saville Systems Ireland (ADR) ................................            42,900          723,938
Sportsline USA ...............................................            37,100          521,719
Transaction Network Services (a) .............................            48,100        1,316,738
VDI Media (a) ................................................            20,100          170,850
V.I. Technologies Inc. .......................................            47,000          387,750
                                                                                     ------------
                                                                                       11,278,007
                                                                                     ------------
WASTE (0.4%)
Superior Services, Inc. (a) ..................................            38,900          816,900
                                                                                     ------------
OTHER (0.9%)
Student Loan Corp. ...........................................            37,500        1,757,813
                                                                                     ------------
TOTAL COMMON STOCKS (COST $183,525,815) ......................                        178,173,541
                                                                                     ------------
                                                                     PRINCIPAL
                                                                       AMOUNT
                                                                       ------
US GOVERNMENT AGENCY OBLIGATIONS (4.1%) (c)
Tennessee Valley Authority, discount note, due 11/02/98 ......        $2,800,000        2,799,260
Tennessee Valley Authority discount note, due 11/05/98 .......         2,500,000        2,498,299
Student Loan Marketing Association due 11/02/98 ..............         2,400,000        2,399,277
                                                                                     ------------
TOTAL US GOVERNMENT AGENCY OBLIGATIONS
  (COST $7,696,836) ..........................................                          7,696,836
                                                                                     ------------
TOTAL INVESTMENTS (99.7%)
  (Identified Cost $191,222,651) .............................                        185,870,377

OTHER ASSETS IN EXCESS OF LIABILITIES (0.3%)                                              647,017
                                                                                     ------------
TOTAL NET ASSETS - 100.0% ....................................                       $186,517,394
                                                                                     ============
-------------------------------------------------------------------------------------------------
ADR = American Depository Receipt
(a) Non-Income Producing Security
(b) For Federal income tax purposes, the cost of securities owned at October 31, 1998 was
    $192,499,014 resulting in net unrealized depreciation at securities as follows:

            Gross unrealized appreciation .......... $ 26,601,949
            Gross unrealized depreciation ..........  (33,230,586)
                                                     ------------
            Net unrealized depreciation ............ $ (6,628,637)
                                                     ============

(c) Percentages based on net assets at October 31, 1998.

                               See notes to financial statements

REPUBLIC PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

                                                      FIXED          INTERNATIONAL        SMALL CAP
                                                     INCOME             EQUITY             EQUITY
                                                    PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                   -------------       ------------       -----------
ASSETS:
  Investments in securities, at value (cost
    $252,084,279, $189,656,793, and
    $191,222,651, respectively) ..............      $250,121,087       $208,011,065       $185,870,377
  Cash .......................................                --                 --             66,648
  Receivable for investments sold ............        81,993,911          1,174,343          2,422,768
  Interest receivable ........................         1,652,033              1,341                 --
  Unrealized appreciation on open forward
    foreign currency contracts ...............                --          1,142,513                 --
  Dividends receivable .......................                --            530,213              4,698
  Unamortized organization expenses ..........            16,504             15,696             24,264
                                                    ------------       ------------       ------------
Total Assets .................................       333,783,535        210,875,171        188,388,755
                                                    ------------       ------------       ------------
LIABILITIES:
  Advisory fees payable ......................           221,939            360,579            774,888
  Investment manager fees payable ............           199,406            370,909            278,542
  Overdraft payable to custodian bank ........         1,220,096            744,011                 --
  Payable for investments purchased ..........       158,957,093            628,706            667,036
  Variation margin payable on futures
    contracts ................................            15,813                 --                 --
  Unrealized depreciation on open forward
    foreign currrency contracts ..............                --          2,835,570                 --
  Accrued liabilities ........................            96,510            198,034            150,895
                                                    ------------       ------------       ------------
Total Liabilities ............................       160,710,857          5,137,809          1,871,361
                                                    ------------       ------------       ------------
NET ASSETS:
  Applicable to investors' beneficial interest      $173,072,678       $205,737,362       $186,517,394
                                                    ============       ============       ============

                      See notes to financial statements.

REPUBLIC PORTFOLIOS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                          FIXED        INTERNATIONAL        SMALL CAP
                                                         INCOME            EQUITY            EQUITY
                                                        PORTFOLIO        PORTFOLIO          PORTFOLIO
                                                      ------------     ------------         ----------
INVESTMENT INCOME:
  Interest income ...............................      $9,540,277        $  474,624         $  684,292
  Dividend income (net of foreign withholding tax
    of $0, $561,948 and $850, respectively) .....         109,981         3,532,896            288,182
                                                       ----------        ----------         ----------
Total Investment Income .........................       9,650,258         4,007,520            972,474
                                                       ----------        ----------         ----------
EXPENSES:
  Advisory fees and investment management fees            639,127         1,619,835          1,864,536
  Administration fees ...........................          72,228           112,489            106,179
  Fund accounting fees ..........................          40,040            49,868             40,040
  Custodian fees and expenses ...................          63,368           283,296            133,897
  Audit fees ....................................          17,836            17,836             17,836
  Amortization of organization expenses .........          13,468            13,828              8,008
  Legal fees ....................................          22,568            45,864             42,588
  Other expenses ................................          30,551            55,121             39,312
                                                       ----------        ----------         ----------
      Total expenses ............................         899,186         2,198,137          2,252,396
    Less: Investment management fee waiver ......              --                --            (59,125)
                                                       ----------        ----------         ----------
      Total net expenses ........................         899,186         2,198,137          2,193,271
                                                       ----------        ----------         ----------
Net Investment Income (Loss) ....................       8,751,072         1,809,383         (1,220,797)
                                                       ----------        ----------         ----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains (losses) on:
    Investment transactions .....................       4,690,395         4,986,459         23,431,405
    Foreign currency transactions ...............          44,773         1,888,614                 --
    Futures .....................................        (284,304)               --                 --
  Net change in unrealized appreciation
    (depreciation) on investments ...............      (4,487,164)       (2,191,379)       (33,590,706)
  Net change in unrealized appreciation
    (depreciation) on foreign currency transactions        63,764        (1,899,092)                --
  Net change in unrealized depreciation on
    futures contracts ...........................         (14,528)               --                 --
                                                       ----------        ----------         ----------
Net realized/unrealized gains (losses) on
  investments and foreign currency transactions .          12,936         2,784,602        (10,159,301)
                                                       ----------        ----------         ----------
NET CHANGE IN NET ASSETS RESULTING FROM
  OPERATIONS ....................................      $8,764,008        $4,593,985       $(11,380,098)
                                                       ==========        ==========       ============

                      See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                ------------------------------
                                                                   1998               1997
                                                                ------------       -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ................................      $  8,751,072       $  5,693,664
    Net realized gains on investment transactions, foreign
      currency transactions and futures ..................         4,450,864          1,474,742
    Net change in unrealized (depreciation)/appreciation
      on investments, foreign currency and futures .......        (4,437,928)         1,574,239
                                                                ------------       ------------
  Net increase in net assets resulting from operations ...         8,764,008          8,742,645
                                                                ------------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions ........................................        73,620,340         59,757,590
    Withdrawals ..........................................       (27,716,618)       (14,273,669)
                                                                ------------       ------------
  Net increase in net assets from capital share
    transactions .........................................        45,903,722         45,483,921
                                                                ------------       ------------
  NET INCREASE IN NET ASSETS .............................        54,667,730         54,226,566
  NET ASSETS:
    Beginning of year ....................................       118,404,948         64,178,382
                                                                ------------       ------------
    End of year ..........................................      $173,072,678       $118,404,948
                                                                ============       ============

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR ENDED OCTOBER 31,
                                                                -------------------------------
                                                                   1998               1997
                                                                ------------       ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $  1,809,383       $  1,806,052
    Net realized gains on investment transactions,
      foreign currency transactions and futures .........          6,875,073         10,878,480
    Net change in unrealized (depreciation)/appreciation
      on investments, foreign currency and futures ......         (4,090,471)        11,662,650
                                                                ------------       ------------
  Net increase in net assets resulting from operations ..          4,593,985         24,347,182
                                                                ------------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions .......................................         80,542,039         84,915,450
    Withdrawals .........................................        (86,527,737)       (37,372,081)
                                                                ------------       ------------
  Net change in net assets from capital share
    transactions ........................................         (5,985,698)        47,543,369
                                                                ------------       ------------
  NET CHANGE IN NET ASSETS ..............................         (1,391,713)        71,890,551
  NET ASSETS:
    Beginning of year ...................................        207,129,075        135,238,524
                                                                ------------       ------------
    End of year .........................................       $205,737,362       $207,129,075
                                                                ============       ============

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR ENDED OCTOBER 31,
                                                               -------------------------------
                                                                   1998               1997
                                                               -------------       -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss ..................................     $  (1,220,797)      $   (559,423)
    Net realized gains on investment transactions ........        23,431,405         20,375,972
    Net change in unrealized (depreciation)/appreciation
      on investments .....................................       (33,590,706)        23,351,706
                                                               -------------       ------------
  Net change in net assets resulting from operations .....       (11,380,098)        43,168,255
                                                               -------------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions ........................................        55,600,547         79,877,809
    Withdrawals ..........................................       (71,442,897)       (29,207,088)
                                                               -------------       ------------
  Net change in net assets from capital share transactions       (15,842,350)        50,670,721
                                                               -------------       ------------
  NET CHANGE IN NET ASSETS ...............................       (27,222,448)        93,838,976
  NET ASSETS:
    Beginning of year ....................................       213,739,842        119,900,866
                                                               -------------       ------------
    End of year ..........................................      $186,517,394       $213,739,842
                                                                ============       ============

                      See notes to financial statements.

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 1998

1. ORGANIZATION. The Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (collectively the "Portfolios") are diversified series of the Republic Portfolios (the "Portfolio Trust"), an open-end management investment company, which currently has only these three series. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolios.

      The investment objective of the Republic Fixed Income Portfolio is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities, mortgage-backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

      The investment objective of the Republic International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADR's") and U.S. registered securities) and securities whose principal markets are outside of the United States.

      The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("emerging growth companies").

      Republic National Bank of New York ("Republic" or the "Manager") serves as investment manager to the Portfolios. BISYS Fund Services, Inc., ("BISYS") serves as administrator to the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates.

   SECURITIES VALUATION:
   The value of each Portfolio's net assets is determined each day on which the New York Stock Exchange ("NYSE") is open for trading. Each Sub-Adviser (see
   Note 3) typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m. and the value of the Portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m., however, if extraordinary events occur that are expected to affect the value of a Portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio Trust.

      Equity securities are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market on the date of valuation.

      Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market. It is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the Portfolios may be valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust.

      Bonds and other fixed income securities listed on a foreign exchange are valued at the last quoted sales price available before the time when assets are valued.

      Futures contracts are normally valued at the settlement price on the exchange on which they are traded.

      Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Portfolio Trust.

   FOREIGN CURRENCY TRANSLATION:
   The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:
   The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

   FUTURES:
   A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enter into the contract. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Fixed Income Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities it intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. The summary of open financial futures contracts at October 31, 1998 is included in the Fixed Income Portfolio's Schedule of Open Futures Contracts which is included elsewhere in this report.

   WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:
   The Fixed Income Portfolio records when-issued or delayed delivery transactions on the trade date and maintains qualifying liquid assets having a value sufficient to make payment for securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

   SECURITIES TRANSACTIONS AND RELATED INCOME:
   Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and other distributions from the Portfolio securities are recorded on the ex-dividend date, except, if the ex-dividend date has passed, then certain dividends from foreign securities are recorded when the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld. Realized gains and losses on securities transactions are determined on the identified cost basis.

   EXPENSES ALLOCATION:
   Expenses incurred by the Portfolio Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

   TAXES:
   Each Portfolio will be treated as a partnership for U.S. federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its partners, and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolios will be taxed on its share of the Portfolios' ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

      Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

   UNAMORTIZED ORGANIZATION EXPENSES:
   Each Portfolio incurred certain costs in connection with it's organization. Such costs have been deferred and are being amortized on a straight-line basis over a five year period from the commencement of operations.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
   INVESTMENT MANAGEMENT:
      Republic National Bank of New York ("Republic" or the "Manager") serves as the Investment Manager to the Portfolios pursuant to an investment management contract with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers (defined below). For its services under the Investment Management Contract, the Manager is entitled to receive from the Portfolios, fees accrued daily and payable monthly, at an annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at an annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net assets. The Manager can voluntarily agree to waive a proportion or all of these fees. Details of fees incurred and waived are listed below.

                                                    INVESTMENT
                   PORTFOLIO                       MANAGER FEES    FEES WAIVED
                   ---------                       ------------    -----------
   Fixed Income Portfolio ......................     $288,913        $ --
   International Equity Portfolio ..............      562,443          --
   Small Cap Equity Portfolio ..................      517,892         59,125

   SUB-ADVISORY:
   Miller, Anderson & Sherrerd (the "Fixed Income Sub-Adviser") continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Fixed Income Portfolio, computed daily and based on the Fixed Income Portfolio's average daily net assets, equal on an annual basis to 0.375% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $95 million, $300,000 in total when net assets exceed $95 million, up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million.

      Capital Guardian Trust Company (the "International Equity Sub-Adviser") continuously manages the investment portfolio of the International Equity Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the International Equity Portfolio's average daily net assets, equal on an annual basis to 0.70% of the net assets up to $25 million, 0.55% of the net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million.

      MFS Institutional Advisors, Inc. (the "Small Cap Equity Sub-Adviser") continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a sub-advisory agreement with the Manager. For its services, the Small Cap Equity Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Small Cap Equity Portfolio's average daily net assets, equal on an annual basis to 0.75% of the net assets up to $50 million and 0.60% of the net assets in excess of $50 million.

      It is the responsibility of the Sub-Advisers not only to make investment decisions for their respective Portfolio, but also to place purchase and sale orders for the portfolio transactions of their respective Portfolio. For the year ended October 31, 1998 the Sub-Advisory fees for each Portfolio were as follows.

        Fixed Income Portfolio ............................ $  350,214
        International Equity Portfolio ....................  1,057,392
        Small Cap Equity Portfolio ........................  1,346,644

   ADMINISTRATION:
   Pursuant to an administration agreement with the Portfolio Trust, BISYS Fund Services Ireland Ltd., ("BISYS") provides the Portfolios with general office facilities, and supervises the overall administration of the Portfolios including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations and arranges for the maintenance of books and records of the Portfolios. For those services, BISYS receives from each Portfolio, fees accrued daily and payable monthly, equal on an annual basis to 0.05% of the first $1 billion of a Portfolio's average daily assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For the year ended October 31, 1998 the administration fees were:

        Fixed Income Portfolio .............................. $ 72,228
        International Equity Portfolio ....................... 112,489
        Small Cap Equity Portfolio ........................... 106,179

   FUND ACCOUNTING:
   Pursuant to a Fund Accounting Agreement, Investors Bank and Trust Co., ("IBT") serves as fund accounting agent to the Portfolios. For its services to the Portfolio's, IBT receives fees payable monthly equal on an annual basis to $40,000, $50,000 and $40,000, respectively. For the year ended October 31, 1998, the following fees were incurred for these services.

        Fixed Income Portfolio ............................... $40,040
        International Equity Portfolio .......................  49,868
        Small Cap Equity Portfolio ...........................  40,040

   TRUSTEES' FEES:
   The fees paid and out-of-pocket expenses reimbursed to the Trustees for the year ended October 31, 1998 were as follows:

        Fixed Income Portfolio ................................ $1,820
        International Equity Portfolio ........................  3,640
        Small Cap Equity Portfolio ............................  3,640

   CUSTODY:
   The custody function was transferred to Republic National Bank of New York effective from December 1, 1997 for the Funds and the Portfolios excluding the International Equity Portfolio.

4. INVESTMENT TRANSACTIONS:
   During the year ended October 31, 1998, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                     PURCHASES       SALES
                                                     ---------       -----
   Fixed Income Portfolio ........................  $684,947,329  $567,508,455
   International Equity Portfolio ................   104,296,380   101,930,167
   Small Cap Equity Portfolio ....................   138,992,166   153,820,711

5. CONCENTRATION OF RISK:
   The Fixed Income Portfolio conducts a high level of trading and invests a substantial portion of its assets in when-issued federal agency securities, and therefore, it may be more affected by economic developments in these markets than would be a comparable fixed income mutual fund.

6. YEAR 2000 (UNAUDITED):
   The services provided to the Portfolios by its various service providers depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Portfolios have been advised that their service providers have been working actively on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time. In addition, no assurance can be given that the Portfolios' service providers have anticipated every step necessary to avoid any adverse effect on the Portfolios attributable to the Year 2000 problem.

REPUBLIC FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                            FOR THE PERIOD
                                                                                           JANUARY 9, 1995
                                                     FOR THE YEAR ENDED OCTOBER 31,         (COMMENCEMENT
                                                   -----------------------------------    OF OPERATIONS) TO
                                                     1998          1997         1996       OCTOBER 31, 1995
                                                   --------      --------      -------     ----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000) .........      $173,073      $118,405      $64,178          $30,023
  Ratio of expenses to average net assets ...         0.62%         0.57%        0.67%            0.46%(b)
  Ratio of net investment income to average
    net assets ..............................         6.03%         6.17%        5.66%            6.04%(b)
  Ratio of expenses to average net assets (a)         0.62%         0.77%        0.90%            1.00%(b)
  Ratio of net investment income to average
    net assets (a) ..........................         6.03%         5.97%        5.43%            5.51%(b)
  Portfolio turnover ........................       126.40%       349.00%      152.00%          100.00%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                            FOR THE PERIOD
                                                                                           JANUARY 9, 1995
                                                   FOR THE YEAR ENDED OCTOBER 31,           (COMMENCEMENT
                                                 -------------------------------------    OF OPERATIONS) TO
                                                    1998          1997          1996       OCTOBER 31, 1995
                                                 ---------     ---------     ---------     ----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000) ..........      $205,737      $207,129      $135,239          $39,929
  Ratio of expenses to average net assets ..         0.97%         0.76%         0.83%            0.64%(b)
  Ratio of net investment income to average
    net assets .............................         0.80%         1.21%         1.14%            1.55%(b)
  Ratio of expenses to average net assets (a)        0.97%         1.01%         1.10%            1.39%(b)
  Ratio of net investment income to average
    net assets (a) .........................         0.80%         0.96%         0.87%            0.80%(b)
  Portfolio turnover .......................        40.47%        30.00%        23.30%            3.07%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                     FOR THE PERIOD
                                                         FOR THE YEAR ENDED        SEPTEMBER 3, 1996
                                                             OCTOBER 31,             (COMMENCEMENT
                                                        -----------------------    OF OPERATIONS) TO
                                                          1998          1997         OCTOBER 31, 1996
                                                        ---------     ---------     -----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000) .................      $186,517      $213,740         $119,901
  Ratio of expenses to average net assets .........         1.03%         0.84%            0.82%(b)
  Ratio of net investment loss to average net
    assets ........................................       (0.57)%       (0.33)%          (0.11)%(b)
  Ratio of expenses to average net assets (a)               1.06%         1.09%            1.10%(b)
  Ratio of net investment loss to average net
    assets (a) ....................................       (0.60)%       (0.58)%          (0.39)%(b)
  Portfolio turnover ..............................       154.69%        92.18%           50.55%

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.

                      See notes to financial statements.

KPMG

INDEPENDENT AUDITORS' REPORT

The Board of Trustees
Republic Portfolios:

    We have audited the accompanying statements of net assets of Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio (the "Funds"), portfolios of Republic Portfolios, including the schedules of investments, as of October 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Republic Fixed Income Portfolio and Republic International Equity Portfolio for the period from January 9, 1995 (commencement of operations) to October 31, 1995 were audited by other auditors whose reports thereon, dated December 8, 1995, expressed unqualified opinions on those financial highlights.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Republic Fixed Income Portfolio, Republic International Equity Portfolio and Republic Small Cap Equity Portfolio as of October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the three-year period then ended, in conformity with generally accepted accounting principles.

                                                                  KPMG LLP

Toronto, Ontario
December 18, 1998

REPUBLIC NEW YORK TAX-FREE BOND FUND
REPUBLIC EQUITY FUND
REPUBLIC FIXED INCOME FUND
REPUBLIC INTERNATIONAL EQUITY FUND
REPUBLIC SMALL CAP EQUITY FUND

REPUBLIC FAMILY OF FUNDS:                 SUB-ADVISERS
CUSTOMER SERVICE                             REPUBLIC EQUITY FUND
   Republic National Bank of New York        Alliance Capital Management, L.P.
   452 Fifth Avenue                          1345 Avenue of the Americas
   New York, NY 10018                        New York, NY 10105
   (800) 782-8183
                                             Brinson Partners, Inc.
INVESTMENT ADVISER AND CUSTODIAN             209 South LaSalle Street
Republic National Bank of New York           Chicago, IL 60604
452 Fifth Avenue
New York, NY 10018                           REPUBLIC FIXED INCOME FUND
                                             Miller Anderson & Sherrerd
ADMINISTRATOR, DISTRIBUTOR AND SPONSOR       One Tower Bridge
BISYS Fund Services                          West Conshohocken, PA 19428
3435 Stelzer Road
Columbus, OH 43219                           REPUBLIC INTERNATIONAL EQUITY FUND
                                             Capital Guardian Trust Company
CUSTODIAN AND TRANSFER AGENT                 11100 Santa Monica Boulevard
Investors Bank & Trust Company               Los Angeles, CA 90025
89 South Street
Boston, MA 02111                             REPUBLIC SMALL CAP EQUITY FUND
                                             MFS Institutional Advisors, Inc.
INDEPENDENT AUDITORS                         500 Boylston Street
KPMG Peat Marwick LLP                        Boston, MA 02116
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006